UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Great Basin Scientific, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

GREAT BASIN SCIENTIFIC, INC.
420 E South Temple. Suite 520
Salt Lake City, UT 84111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
September 12, 2016

TO THE STOCKHOLDERS OF GREAT BASIN SCIENTIFIC, INC:

The Annual Meeting of stockholders (the “Annual Meeting”) of Great Basin Scientific, Inc. (the “Company”, “we”, “us” or “our”) will be held on September 12, 2016, at the offices of Dorsey & Whitney LLP, 1400 Wewatta Street, Suite 400, Denver, Colorado 80202. The Annual Meeting will convened at 1:00 P.M., Mountain Time, to consider and take action on the following proposals, which are more fully described in the Proxy Statement:

1.	to elect two nominees, Ronald Labrum and Sam Chawla, to serve as Class II members of the Board of Directors (the “Board” or the “Board of Directors”) to serve for a term of three years or until their successors are duly elected and qualified;
2.	to ratify for purposes of complying with NASDAQ Listing Rule 5635(d), the April 4, 2016 exchange of all of the Company’s issued and outstanding Series E Warrants for 650,160 shares of the Company’s common stock pursuant to the terms of those certain Exchange Agreements, dated April 3, 2016 (the “Exchange Agreements”), between the Company and the investors named therein (the “Series E Warrant Exchange Proposal”);
3.	to approve for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of shares of our common stock underlying senior secured convertible notes and related Series H Warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated June 29, 2016 (the “Securities Purchase Agreement”), between the Company and the investors named therein, without giving effect to the exchange cap in such senior secured convertible notes in an amount that may be equal to or exceed 20% of our common stock outstanding before the issuance of such senior secured convertible notes and related Series H Warrants and certain subordination warrants and without giving effect to the exercise price floor of such Series H Warrants and subordination warrants (the “NASDAQ 20% Issuance Proposal”);
4.	to approve for purposes of compliance with the Securities Purchase Agreement, dated December 28, 2015, an amendment to the Company’s Seventh Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio between 40-to-1 and 80-to-1 and effective upon a date on or prior to December 31, 2016 to be determined by the Company’s board of directors (the “Reverse Stock Split”);
5.	to approve for purposes of complying with the terms of the Securities Purchase Agreement dated June 29, 2016 an amendment to the Certificate of Incorporation, to increase the number of authorized shares of the Company’s common stock from 200,000,000 shares, par value $0.0001, to 350,000,000, par value $0.0001 (the “Authorized Share Increase”);
6.	to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2016 (the “Accountant Appointment Proposal”);
7.	to authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Series E Warrant Exchange, NASDAQ 20% Issuance Proposal, the Reverse Stock Split or the Authorized Share Increase (the “Adjournment Proposal”); and
8.	to transact other such business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The nominees for election as Class II members of the Board at the Annual Meeting will be elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote of a majority of the Company’s issued and outstanding shares of common stock (the “Common Stock”) is required to approve the Reverse Stock Split and the Authorized Share Increase. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and voted on the proposals will be required to approve the NASDAQ 20% Issuance Proposal and ratify the Series E Warrant Proposal. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting will be required to approve the Accountant Appointment Proposal and the Adjournment Proposal.

The Board unanimously recommends that the Stockholders vote FOR the nominees to the Board of Directors, the NASDAQ 20% Issuance Proposal, the Series E Warrant Exchange Proposal, the Reverse Stock Split, the Authorized Shares Increase, the Accountant Appointment Proposal and the Adjournment Proposal.

Only owners of record of the Company’s issued and outstanding Common Stock as of the close of business on August 9, 2016 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on the nominees to serve as Class II members of the Board, the Series E Warrant Exchange Proposal, the NASDAQ 20% Issuance Proposal, the Reverse Stock Split, the Authorized Share Increase, the Accountant Appointment Proposal and the Adjournment Proposal. A list of stockholders as of the Record Date will be available at the Annual Meeting for inspection by any stockholder. Stockholders will need to register at the Annual Meeting to attend the Annual Meeting. If your shares of Common Stock are not registered in your name, you will need to bring proof of your ownership of those shares to the Annual Meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares to provide you with proper proxy documentation that shows your ownership of shares as of the Record Date and your right to vote such shares at the Annual Meeting. Please bring that documentation to the Annual Meeting.

THE ATTENDANCE AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND. TO ASSURE THAT YOUR VOTE IS COUNTED, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. If you decide to attend the Annual Meeting, you may, if you wish, revoke the proxy and vote your shares in person.

GREAT BASIN SCIENTIFIC, INC. BY ORDER OF THE BOARD OF DIRECTORS
420 E South Temple, Suite 520 Salt Lake City, UT 84111	August 22, 2016	/s/ Ryan Ashton Ryan Ashton President and Chief Executive Officer

GREAT BASIN SCIENTIFIC, INC.
420 E South Temple, Suite 520
Salt Lake City, UT 84111

PROXY STATEMENT

GREAT BASIN SCIENTIFIC, INC.

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 12, 2016

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the board of directors (the “Board”) of Great Basin Scientific, Inc., a Delaware corporation (the “Company”, “we”, “us” or “our”), for use at the Annual Meeting of the stockholders (the “Annual Meeting”) to be held on September 12, 2016 at the offices of Dorsey & Whitney LLP, 1400 Wewatta Street, Suite 400, Denver, Colorado 80202, at 1:00 P.M. Mountain Time. Directions to the Annual Meeting can be obtained at http://client.irwebkit.com/gbscience.

THIS PROXY STATEMENT, THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND FORM OF PROXY ARE FIRST BEING MAILED TO THE COMPANY’S STOCKHOLDERS ON OR ABOUT AUGUST 22, 2016.

At the Annual Meeting, the holders of the Company’s common stock, par value $0.0001 (“Common Stock”) will be asked to vote on the following proposals:

1.	to elect two nominees, Ronald Labrum and Sam Chawla, to serve as Class II members of the Board of Directors (the “Board” or the “Board of Directors”) to serve for a term of three years or until their successors are duly elected and qualified;
2.	to ratify for purposes of complying with NASDAQ Listing Rule 5635(d), the April 4, 2016 exchange of all of the Company’s issued and outstanding Series E Warrants for 650,160 shares of the Company’s Common Stock pursuant to the terms of those certain Exchange Agreements, dated April 3, 2016 (the “Exchange Agreements”), between the Company and the investors named therein (the “Series E Warrant Exchange Proposal”);
3.	to approve for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of shares of our common stock underlying senior secured convertible notes and related Series H Warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated June 29, 2016 (the “Securities Purchase Agreement”), between the Company and the investors named therein, without giving effect to the exchange cap in such senior secured convertible notes in an amount that may be equal to or exceed 20% of our Common Stock outstanding before the issuance of such senior secured convertible notes and related Series H Warrants and certain subordination warrants and without giving effect to the exercise price floor of such Series H Warrants and subordination warrants (the “NASDAQ 20% Issuance Proposal”);
4.	to approve for purposes of compliance with the Securities Purchase Agreement, dated December 28, 2015, an amendment to the Company’s Seventh Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of our issued and outstanding shares of Common Stock at a ratio between 40-to-1 and 80-to-1 and effective upon a date on or prior to December 31, 2016 to be determined by the Company’s board of directors (the “Reverse Stock Split”);
5.	to approve for purposes of complying with the terms of the Securities Purchase Agreement dated June 29, 2016 an amendment to the Certificate of Incorporation, to increase the number of authorized shares of the Company’s Common Stock from 200,000,000 shares, par value $0.0001, to 350,000,000, par value $0.0001 (the “Authorized Share Increase”);
6.	to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2016 (the “Accountant Appointment Proposal”);

7.	to authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Series E Warrant Exchange, NASDAQ 20% Issuance Proposal, the Reverse Stock Split or the Authorized Share Increase (the “Adjournment Proposal”); and
8.	to transact other such business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

A proxy for use at the Annual Meeting is enclosed. If you execute and deliver a proxy by mailing a proxy card, or by voting via the internet or telephone, you have the right to revoke your proxy at any time before it is exercised by delivering an instrument revoking it or a duly executed proxy bearing a later date pursuant to the instructions under the heading “What if I change my mind after I return my proxy?” below, or by attending the Annual Meeting and voting in person. Subject to revocation, the proxy holders will vote all shares represented by a properly executed proxy received in time for the Annual Meeting in accordance with the instructions on the proxy.

The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. The Company plans to engage D.F. King & Co., Inc. as proxy solicitor for an estimated cost of approximately $12,000. For further information see “Who will pay for the costs of soliciting proxies?” below. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of shares of Common Stock on the Record Date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares of Common Stock.

RECORD DATE AND QUORUM REQUIREMENTS

August 9, 2016 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Our Common Stock is the only class of securities entitled to vote at the Annual Meeting. As of the Record Date, 41,124,301 shares of our Common Stock were issued and outstanding. Each outstanding share of Common Stock will be entitled to one vote on each matter submitted to a vote of the holders of Common Stock at the Annual Meeting.

The holders of a majority of the shares of Common Stock outstanding on the Record Date, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and at any adjournment or postponement thereof. Any abstentions and broker non-votes, if any, will be deemed as present for purposes of determining a quorum.

MAIL VOTING PROCEDURES

To vote by mail, you should complete, sign and date your proxy card and mail it in the pre-addressed postage-paid envelope that accompanies the delivery of the proxy card. A proxy card submitted by mail must be received by the time of the Annual Meeting in order for the shares to be voted.

TELEPHONE VOTING PROCEDURES

The telephone authorization procedure is designed to authenticate identity to allow you to vote your shares and confirm that your instructions have been properly recorded. Specific instructions to be followed are set forth on the enclosed proxy card. Telephone voting facilities for stockholders of record are available 24 hours a day and will close at 11:59 p.m. Eastern Time on September 11, 2016.

INTERNET VOTING PROCEDURES

The internet authorization procedure is designed to authenticate identity to allow you to vote your shares and confirm that your instructions have been properly recorded. Specific instructions to be followed are set forth on the enclosed proxy card. Internet voting facilities for stockholders of record are available 24 hours a day and will close at 11:59 p.m. Eastern Time on September 11, 2016.

VOTING IN PERSON

If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your bank, your broker or another nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your bank, your broker or your other nominee authorizing you to vote those shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 12, 2016

The Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting, the Company’s 2016 Annual Report to Shareholders (consisting of the Company’s Annual Report on Form 10-K) and Proxy Card are available at http://materials.proxyvote.com/39013L. Information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered a part of this Proxy Statement or any other filing that we make with the U.S. Securities and Exchange Commission.

INFORMATION CONTAINED IN THIS PROXY STATEMENT

The information contained in this Proxy Statement, unless otherwise indicated, is given as of August 9, 2016.

No person has been authorized to give any information or to make any representation in connection with the matters being considered herein on behalf of the Company other than those contained in this Proxy Statement and, if given or made, such information or representation should not be considered or relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell, or a solicitation of an offer to acquire, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or permitted or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or proxy solicitation. Neither the delivery of this Proxy Statement nor any distribution of securities referred to herein should, under any circumstances, create any implication that there has been no change in the information set forth herein since the date of this Proxy Statement.

Information contained in this Proxy Statement should not be construed as legal, tax or financial advice and stockholders are urged to consult their own professional advisors in connection with the matters considered in this Proxy Statement.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are based on expectations, estimates and projections as of the date of this Proxy Statement. These forward-looking statements include but are not limited to statements and information concerning statements regarding:

•	our consummation of the Reverse Stock Split and Authorized Share Increase, as well as the timing of such transactions;
•	the intended benefits of the Reverse Stock Split, including that the Reverse Stock Split is in the best interests of the Company’s stockholders, is expected to result in an increase to the per share trading price of our Common Stock, and is expected to make such Common Stock more attractive to a broader range of institutional and other investors;
•	the market’s near and long term reaction to the Reverse Stock Split and Authorized Share Increase; and
•	statements regarding our intention to engage in future equity transactions, including a potential exchange offer transaction, each as further provided and described below.

Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often but not always using phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, will occur or be achieved) are not statements of historical fact and may be forward-looking statements and are intended to identify forward-looking statements.

These forward-looking statements are based on the beliefs of the management of the Company as well as on assumptions that such management believes to be reasonable, based on information currently available at the time such statements were made. However, there can be no assurance that forward-looking statements will prove to be accurate. Such assumptions and factors include, among other things, the anticipated benefits and risks of the Reverse Stock Split and the Authorized Share Increase, each as further provided and described below.

By their nature, forward-looking statements are based on assumptions and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are subject to a variety of risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

•	difficulties, delays, unanticipated costs or our inability to consummate the Reverse Stock Split and Authorized Share Increase on the expected terms and conditions or timeline;
•	difficulties, delays or the inability to increase the per share trading price of our Common Stock as a result of the Reverse Stock Split, including future decreases in the price of Common Stock due to, among other things, the announcement of the Reverse Stock Split and Authorized Share Increase or our inability to make our Common Stock more attractive to a broader range of institutional or other investors, as a result of, among other things, investors viewing the Reverse Stock Split and Authorized Share Increase negatively or due to future financial results, market conditions, the market perception of our business, our inability to realize anticipated cost reductions or other factors adversely affecting the market price of our Common Stock, notwithstanding the Reverse Stock Split and Authorized Share Increase or otherwise;
•	unanticipated negative reactions to the Reverse Stock Split and Authorized Share Increase or unanticipated circumstances or results that could negatively affect interest in our Common Stock by the investment community; or
•	general business, economic, competitive, political, regulatory and social uncertainties; risks related to competition; risks related to factors beyond the control of the Company; the global economic climate; the execution of strategic growth plans; insurance risks; and litigation.

This list is not exhaustive of the factors that may affect any of the forward-looking statements of the Company. Forward-looking statements are statements about the future and are inherently uncertain. Actual results could differ materially from those projected in the forward-looking statements as a result of the matters set out in this Proxy Statement generally and certain economic and business factors, some of which may be beyond the control of the Company. Some of the important risks and uncertainties that could affect forward-looking statements are described further under the proposals contained in this Proxy Statement. The Company does not intend, and does not assume, any obligation to update any forward-looking statements, other than as required by applicable law. For all of these reasons, Company stockholders should not place undue reliance on forward-looking statements.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a Company stockholder of record at the close of business on the Record Date and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a Company stockholder, to vote. This Proxy Statement provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares of Common Stock.

When you sign the proxy card you appoint Ryan Ashton, President and Chief Executive Officer of the Company, and Jeffrey Rona, Chief Financial Officer of the Company, as your representatives at the Annual Meeting. As your representatives, they will vote your shares of Common Stock at the Annual Meeting (or any adjournments or postponements) as you have instructed on your proxy card. With proxy voting, your shares of Common Stock will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares of Common Stock under your proxy, at their discretion, subject to any limitations imposed by law.

When is the Record Date?

The Board has fixed August 9, 2016 as the Record Date for the Annual Meeting. Only holders of shares of Common Stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares of Common Stock are outstanding?

As of August 9, 2016, the Company had 41,124,301 shares of Common Stock issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.	To elect two nominees to serves as Class II members of the Board;
2.	To ratify the Series E Warrant Exchange Proposal;
3.	To approve the NASDAQ 20% Issuance Proposal;
4.	To approve the Reverse Stock Split;
5.	To approve the Authorized Share Increase;
6.	To ratify the Accountant Appointment Proposal; and
7.	To approve the Adjournment Proposal

How many votes do I get?

Each share of Common Stock is entitled to one vote. Dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR the election of each nominee to serve as Class II members of the Board, FOR the Series E Warrant Exchange Proposal, FOR the NASDAQ 20% Issuance Proposal, FOR the Reverse Stock Split, FOR the Authorized Share Increase, FOR the Accountant Appointment Proposal and the FOR the Adjournment Proposal.

How do I vote?

You have several voting options. You may vote by:

•	Completing your proxy card over the internet at the following website: www.proxyvote.com;
•	Downloading or requesting a proxy card (as detailed below), signing your proxy card and mailing it to the attention of: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717;
•	Signing and faxing your proxy card to the number provided on the proxy card;
•	Vote by phone by calling 1-800-690-6903; or
•	Attending the Annual Meeting and voting in person.

If your shares of Common Stock are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of such shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares of Common Stock in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can stockholders vote in person at the Annual Meeting?

The Company will pass out written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares of Common Stock through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Annual Meeting.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	Signing another proxy with a later date and mailing it to the attention of: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so long as it is received prior to 11:59 p.m. Eastern Time on September 11, 2016;
•	Delivering a written notice of the revocation of your proxy to the attention of: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so long as it is received prior to 11:59 p.m. Eastern Time on September 11, 2016; or
•	Voting in person at the Annual Meeting.

Beneficial stockholders should refer to the instructions received from their stockbroker or the registered holder of the shares of Common Stock if they wish to change their vote.

How many votes do you need to hold the Annual Meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means that a majority of the outstanding voting shares of the Company as of the Record Date must be present at the Annual Meeting. The Company’s Common Stock is the only type of security entitled to vote at the Annual Meeting. Based on 41,124,301 shares of Common Stock outstanding as of the Record Date of August 9, 2016, 20,562,151 shares of Common Stock must be present at the Annual Meeting, in person or by proxy, for there to be a quorum. Your shares of Common Stock will be counted as present at the Annual Meeting if you:

•	Submit a properly executed proxy card (even if you do not provide voting instructions); or
•	Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. Since the Reverse Stock Split and the Authorized Share Increase must be approved by a majority of our issued and outstanding shares of Common Stock and since the Accountant Nomination Proposal and the Adjournment Proposal must be approved by the majority of the shares of Common Stock present at the meeting, a properly executed proxy card marked ABSTAIN with respect to such proposal at the Annual Meeting will have the same effect as voting AGAINST such proposals. Since an affirmative vote of a majority of the shares of Common Stock present at the meeting and voted on the matter is required to approve the Series E Warrant Exchange Proposal and the NASDAQ 20% Issuance Proposal, a properly executed proxy card marked ABSTAIN with respect to such proposals will not be voted on the matter and, therefore, will not count FOR or AGAINST such proposals. With respect to election of directors, abstentions will not be voted on the matter and, therefore, will not count FOR or AGAINST the election of directors.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding shares of Common Stock in street name for their customers, are generally required to vote such shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote such shares on routine matters but not on non-routine matters. Our management believes that the Reverse Stock Split, the Authorized Share Increase, the Accountant Appointment Proposal and the Adjournment Proposal are routine matters. Consequently, if customers do not give any direction, brokers will be permitted to vote shares of Common Stock at the Annual Meeting in relation to that matter. However, with respect to the other proposals, our management believes that such matters are non-routine. As a result, if customers do not give any direction, brokers will not be permitted to vote shares of Common Stock at the Annual Meeting in relation to the election of directors. We encourage you to submit your voting instructions to your broker to ensure your shares of Common Stock are voted at the Annual Meeting.

Broker non-votes will not have the effect of being counted as voted in favor of or against any of the proposals.

How many votes are needed to approve the Election of Class II members of the Board?

Directors are elected by a plurality of votes. Accordingly, the two nominees for election as Class II members of the Board of Directors who receive the greatest number of affirmative votes cast at the Annual Meeting will be elected to the Board as a Class II member. Abstentions and broker non-votes will not have the effect of being counted as voted in favor of or against the election of directors. We encourage you to vote FOR each director nominee.

How many votes are needed to approve the Series E Warrant Exchange Proposal?

The Series E Warrant Exchange Proposal will be approved if more of the shares of Common Stock present in person or by proxy at the Annual Meeting vote FOR the proposal than vote AGAINST the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will not count FOR or AGAINST such proposal. We encourage you to vote FOR this proposal.

How many votes are needed to approve the NASDAQ 20% Issuance Proposal?

The NASDAQ 20% Issuance Proposal will be approved if more of the shares of Common Stock present in person or by proxy at the Annual Meeting vote FOR the proposal than vote AGAINST the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will not count FOR or AGAINST such proposal. We encourage you to vote FOR this proposal.

How many votes are needed to approve the Reverse Stock Split?

The Reverse Stock Split will be approved if a majority of the issued and outstanding shares of Common Stock votes FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal. We encourage you to vote FOR this proposal.

How many votes are needed to approve the Authorized Share Increase?

The Authorized Share Increase will be approved if a majority of the issued and outstanding shares of Common Stock votes FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal. We encourage you to vote FOR this proposal.

How many votes are needed to approve the Accountant Appointment Proposal?

The Accountant Appointment Proposal will be approved if a majority of the shares of Common Stock present in person or by proxy votes at the Annual Meeting FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal. We encourage you to vote FOR this proposal.

How many votes are needed to approve the Adjournment Proposal?

The Adjournment Proposal will be approved if a majority of the shares of Common Stock present in person or by proxy votes at the Special Meeting FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal. We encourage you to vote FOR this proposal.

Will my shares of Common Stock be voted if I do not sign and return my proxy card?

If your shares of Common Stock are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares; otherwise your shares of Common Stock will not be voted at the meeting. See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your shares of Common Stock.

If your shares of Common Stock are registered in your name, and you do not complete your proxy card over the internet or sign and return your proxy card, your shares of Common Stock will not be voted at the Annual Meeting unless you attend the Annual Meeting and vote your shares of Common Stock in person.

Where can I find the voting results of the Annual Meeting?

The Company will publish the final results in a Current Report on Form 8-K with the SEC within four (4) business days of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. The Company plans to engage D.F. King & Co., Inc. as proxy solicitor at an estimated expense of $12,000, including an $8,500 engagement fee and estimated additional costs for telephone solicitations, mailings and other out of pocket expenses of the proxy solicitor. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of shares of Common Stock on the Record Date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares of Common Stock.

How can I obtain a copy of the Annual Report on Form 10-K?

The Company’s Annual Report on Form 10-K for the year ended December 31, 2015, including financial statements, accompanies this proxy statement. The Form 10-K is also available through the SEC’s website at http://www.sec.gov.

At the written request of any stockholder who owns shares on the record date, the Company will provide to such stockholder, without charge, a paper copy of the Company’s Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits. If requested, the Company will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the Annual Report on Form 10-K should be mailed to: c/o Great Basin Scientific, Inc., Attention: Corporate Secretary, 420 E South Temple, Suite 520, Salt Lake City, Utah 84111.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Amended and Restated Bylaws (the “Bylaws”).

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than April 21, 2017, which is 120 calendar days prior to the anniversary date of the mailing of our proxy statement for our 2016 Annual Meeting. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

Our Bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, in order for a stockholder proposal to be properly brought before an annual meeting, the stockholder must, in addition to any other applicable requirements, give written notice in proper form of such stockholder’s intent to bring a matter before the annual meeting, which notice must be received by the secretary of the Company at the Company’s principal executive offices no later than the close of business on the sixtieth (60th) day, nor earlier than the close of business on the ninetieth (90th) day, prior to the anniversary date of the immediately preceding annual meeting. To be timely for the 2017 Annual Meeting of Shareholders, a shareholder’s notice must be delivered or mailed to and received by us between May 21, 2017 and June 20, 2017. However, in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting, or not later than the close of business on the 10th day following the day on which public disclosure of the date of the meeting was made by the Company, whichever occurs first. In no event will an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

Stockholder proposals must be in writing and should be addressed to c/o Great Basin Scientific, Inc., Attention: Corporate Secretary, 420 E South Temple, Suite 520, Salt Lake City, Utah 84111. Except with respect to nominations for the election of directors, to be in proper form, each such notice must set forth: (a) the name and address of the stockholder who intends to bring such matter before a meeting; (b) the class or series and number of shares of capital stock of the Company entitled to vote at such meeting which are owned beneficially or of record by such stockholder; (c) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such matter before the meeting; (d) a description of the business desired to be brought before the meeting and the reasons therefor; (e) such other information regarding the stockholder and the business proposed by such stockholder as would be required to be included in the proxy statement pursuant to the rules and regulations of the SEC; and (f) a representation as to the stockholder’s material interest in the business being proposed. In addition, the stockholder making such proposal must promptly provide any other information reasonably requested by the Company.

It is recommended that stockholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested, in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at the Annual Meeting.

PROPOSAL 1 — ELECTION OF CLASS II DIRECTORS
GENERAL QUESTIONS

What is the current composition of the Board?

Our Certificate of Incorporation (the “Certificate”) provides for a classified Board of Directors consisting of three classes of directors, each serving staggered three-year terms and each class as nearly equal in number as possible as determined by our Board of Directors. As a result, a portion of our Board of Directors will be elected each year. Ronald Labrum and Sam Chawla have each been designated as a Class II director and their terms expire at this Annual Meeting. If elected, Mr. Labrum and Mr. Chawla’s terms would expire at the annual meeting of stockholders to be held in 2019. David Spafford and Kirk Calhoun have been designated Class I directors and their term expires at the annual meeting of the stockholders to be held in 2018. Ryan Ashton has been designated a Class III director and his term expires at the annual meeting of the stockholders to be held in 2017.

Who is standing for election this year?

The Board has nominated the following two directors for election at the 2016 Annual Meeting as Class II directors, each of whom are currently Class II directors, to hold office until the election of Class II directors at the Company’s 2019 Annual Meeting:

•	Ronald Labrum
•	Sam Chawla

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES. ALL PROXIES EXECUTED AND RETURNED WITHOUT AN INDICATION OF HOW SHARES SHOULD BE VOTED WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.

EXECUTIVE OFFICERS AND DIRECTORS

Set forth below is a list of the names, ages as of the Record Date and positions, and a brief account of the business experience of the individuals who serve as our executive officers and directors and the nominees for director.

Name	Age	Position
Ryan Ashton	56	President, Chief Executive Officer and Director
Robert Jenison	50	Chief Technology Officer and Senior Vice President of Research
Jeffrey Rona	47	Chief Financial Officer
David Spafford	55	Director and Executive Chairman
Kirk Calhoun	72	Director
Ronald Labrum	60	Director
Sam Chawla	41	Director

Nominees for Election to the Board as Class II Directors

Sam Chawla — Director.  Mr. Chawla became a director upon the completion of our initial public offering in 2014. Mr. Chawla is a Portfolio Manager of Perceptive Advisors LLC, an investment fund focused on the healthcare sector. Mr. Chawla leads Perceptive’s Credit Opportunities Fund. Prior to joining Perceptive Advisors in 2013, Mr. Chawla was a Managing Director at UBS Securities LLC in the Global Healthcare Group, where he led origination and execution of financing and advisory assignments for healthcare companies, with a focus on the diagnostics sector. Mr. Chawla’s investment banking experience centered on strategic advisory, including M&A buy-side and sell-side assignments, and financial advisory, including equity and debt capital raises, for both public and private healthcare companies. Prior to joining UBS in September 2010, Mr. Chawla was a Director (from January 2009 to September 2010) and a Vice President (from July 2007 to January 2009) in the Healthcare Investment Banking Group of Credit Suisse LLC, which he originally joined as an investment banker in 2002. Mr. Chawla also worked at Bloomberg L.P. and Pelican Life Sciences. Mr. Chawla received an M.B.A. from Georgetown University and a B.A. in Economics from Johns Hopkins University. Mr. Chawla is also a director of VBI Vaccines, Inc. (NASDAQ:VBVI).

Mr. Chawla brings to the board of directors significant investment banking, mergers and acquisitions, financing and advisory expertise focusing on the healthcare sector, particularly in the diagnostic laboratory industry. Mr. Chawla’s experience and knowledge in these areas are important to the board of directors’ ability to help guide us in evaluating optimal short and long term strategic plans as well as providing insight and guidance in pursing growth through strategic opportunities.

Ronald Labrum — Director.  Mr. Labrum became a Director of the board of directors upon the completion of our initial public offering in 2014. From 2007 until 2012, Mr. Labrum served as the Chief Executive Officer of Fenwal, Inc., a provider of products and technologies that support and improve blood collection, processing and transfusion medicine. From 2004 to 2006, Mr. Labrum served as the Chief Executive Officer of Cardinal Health, Inc.’s Healthcare Supply Chain Services, which includes medical products distribution, pharmaceutical distribution, nuclear pharmacy services and the specialty distribution businesses of Cardinal Health, Inc. During 2004, Mr. Labrum served as Chairman and Chief Executive Officer of Integrated Provider Solutions and Cardinal Health — International, both divisions of Cardinal Health, Inc. Prior to 2004, Mr. Labrum served as executive vice president of Cardinal Health, Inc. and Group President of the Medical Products and Services segment. Mr. Labrum joined Cardinal Health in 1999 with the acquisition of Allegiance Healthcare Corporation, originally American Hospital Supply Corp., where he was president of Allegiance Manufacturing and Distribution. Mr. Labrum is also a director of Aptalis Pharma Inc. and Procure Treatment Centers, Inc., which are both privately held companies, and Wright Medical Group, Inc. (NASDAQ:WMGI).

Mr. Labrum possesses attributes that qualify him to serve as a member of our board of directors including his significant management and operating experience within the healthcare sector and specifically within the diagnostic sector.

Continuing Class I Directors

David Spafford — Director and Executive Chairman.  Mr. Spafford is a founding investor of Great Basin and has served as Chairman of our board of directors since its inception. Mr. Spafford was a co-founder, director and senior executive officer of Megahertz Corporation. Megahertz Corporation completed an initial public offering in 1993 and was acquired by U.S. Robotics in 1995 in a transaction valued at approximately $450 million. Since 1994 Mr. Spafford has focused on angel investing and philanthropic work.

We believe Mr. Spafford possesses specific attributes that qualify him to serve as a member of our board of directors and as our Executive Chairman, including the depth of his sales and marketing and operating experience and his intimate knowledge of our business as a founder, investor and member of the board of directors since our inception.

Kirk Calhoun — Director.  Mr. Calhoun became a director at our last annual meeting of stockholders on May 27, 2015. Mr. Calhoun is a Certified Public Accountant (non-practicing) with a background in auditing and accounting. Mr. Calhoun joined Ernst & Young LLP, a public accounting firm, in 1965 and served as a partner of the firm from 1975 until his retirement in 2002. Mr. Calhoun currently serves on the board and audit committee of Ryerson Holding Corporation (NYSE: RYI) and NantHealth, Inc. (Nasdaq:NH). Mr. Calhoun has served previously on the boards and audit committees of six public companies in the pharmaceutical industry up until the dates of their respective sales, including Abraxis Bioscience, Inc., Myogen, Inc., Aspreva Pharmaceuticals Company, Replidyne, Inc. and Adams Respiratory Therapeutics, Inc. Mr. Calhoun also currently serves on the boards of three private companies, including NeuroSigma, Inc., a developer of products that treat major neurological and neuropsychiatric disorders such as epilepsy and depression. Mr. Calhoun received a B.S. in Accounting from the University of Southern California.

We believe that Mr. Calhoun brings to the board of directors experience and skills in finance, management and corporate governance, developed over his career in public accounting and through his service as an audit committee financial expert on various public company boards and his service as a director of other life sciences companies. Mr. Calhoun was recommended for the board of directors by members of the board of directors based on these qualifications.

Continuing Class III Director

Ryan Ashton — President, Chief Executive Officer and Director.  Mr. Ashton joined us in January 2005 and has served as our President, Chief Executive Officer and a Director since then. Prior to joining us, from 2001 to 2005 he served as the CEO of Printelligent Corporation. From 1999 to 2001 he served as the Vice President of Sales and Marketing at Inari Inc., a venture-funded technology start-up. Prior to that, Mr. Ashton was hired, in 1989, as a marketing manager of Megahertz Corporation, a manufacturer of communications products for mobile computing, by 1991 he was responsible for all sales and marketing for Megahertz Corporation. By the time his tenure with Megahertz Corporation ended when it was sold to U.S. Robotics in 1995, he was serving as Senior Vice President, Sales and Marketing.

We believe that Mr. Ashton possesses attributes that qualify him to serve as a member of our board of directors, including his depth of operating, strategic, transactional and senior management experience, in addition to his intimate knowledge of our Company, as he has been the CEO since 2005, overseeing the development of the technology and the commercialization of our first product.

Other Executive Officers

Jeffrey A. Rona — Chief Financial Officer.  Mr. Rona has served as the Chief Financial Officer since our IPO in 2014. Prior to that he was a financial consultant to Great Basin since 2013 and has served as the Managing Director of Rona Capital, LLC, a life sciences-focused transactional advisory consultancy, since 2011. From 2006 to 2011, Mr. Rona was the Chief Business Officer of GlobeImmune a private life sciences company. Prior to that, from 2003 to 2006, Mr. Rona was the Chief Financial Officer for AlgoRx Pharmaceuticals, a private life sciences company that was merged into a public traded company, Corgentech Inc. Mr. Rona was in the Investment Banking Department at UBS Warburg, a global securities and investment banking firm, from 2000 to 2002. From 1998 to 2000, Mr. Rona served as the Director of Finance and Corporate Development at Antigenics Inc., a life sciences company that went public in 2000, and Mr. Rona was responsible for running the IPO process. In 1998, Mr. Rona was employed by Carr & Company, a private equity firm. From 1990 – 1997, Mr. Rona was with Coopers and Lybrand and its wholly owned subsidiary Coopers & Lybrand Securities, serving in a variety of capacities. Mr. Rona received a B.S. in Accounting from Case Western Reserve University in 1990. Mr. Rona is a trustee of the PKD Foundation (Polysystic Kidney Disease), a not-for-profit foundation.

Robert Jenison — Chief Technology Officer and Senior Vice President of Research.  Mr. Jenison has served as Chief Technology Officer since 2006. From 1999 – 2006, Mr. Jenison was Associate Director, R&D of Thermo BioStar where he was responsible for establishing a molecular diagnostic testing business. From 1992 – 1999, Mr. Jenison was a Senior Research Associate at Nexstar Pharmaceuticals responsible for aptamer development. From 1990 – 1992, Mr. Jenison was a Scientist at ISIS Pharmaceuticals. From 1989 – 1990, Mr. Jenison was a Research Associate at Research Institute, Scripps Clinic. Mr. Jenison received a B.A.Sc. in Chemistry and Biochemistry from the University of California, San Diego.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Other Directorships

Except as listed below, no directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or which otherwise are required to file periodic reports under the Exchange Act).

Ronald Labrum — Wright Medical Group, Inc.

Sam Chawla — VBI Vaccines, Inc.

Kirk Calhoun — Ryerson Holding Corporation; NantHealth, Inc.

Legal Proceedings

No director or officer of the Company is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company or any of its subsidiaries. During the past ten years, no director or executive officer of the Company has:

(a)	filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;
(b)	been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);
(c)	been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person’s activities in any type of business, securities, trading, commodity or banking activities;
(d)	been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;
(e)	been found by a court of competent jurisdiction in a civil action or by the U.S. Securities and Exchange Commission (the “SEC”), or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(f)	been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
(g)	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

BOARD OF DIRECTORS

Board of Directors Composition and Election of Directors

Our Board of Directors consists of five members. In accordance with our Certificate our Board of Directors is divided into three classes.

•	Class I, whose term expires at the 2018 Annual Meeting;
•	Class II, whose term expires at this Annual Meeting; and
•	Class III, whose term will expire at the annual meeting of stockholders to be held in 2017.

All directors hold office until their successors have been elected and qualified or until their earlier death, resignation or removal. At each annual meeting of stockholders after the initial classification, the successors to directors whose terms will then expire will serve from the time of election and qualification until the third annual meeting following election and until their successors are duly elected and qualified. The number of directors to constitute the whole board of directors will consist of not fewer than three and not more than twelve directors, as fixed from time to time by resolution adopted by a majority of the entire Board of Directors. The section of our Amended and Restated Bylaws (“Bylaws”) relating to the size of our Board of Directors may not be altered, amended or repealed except by the board or by the affirmative vote of holders of at least two-thirds of our outstanding voting stock. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one third of the directors. This classification of the Board of Directors may have the effect of delaying or preventing changes in control or management.

Director Independence

The Board of Directors has determined each of the following directors and nominees to qualify as an “independent director” as such term is defined in the NASDAQ Stock Market Listing Standards: Ronald Labrum, Sam Chawla and Kirk Calhoun.

In this Proxy Statement, the three current directors are referred to individually as an “Independent Director” and collectively as the “Independent Directors.”

Board Committees

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which operates under a written charter that has been approved by our board of directors.

Our board of directors has determined that the members of the audit committee, the compensation committee and the nominating and corporate governance committee are independent directors under The NASDAQ Marketplace Rules, including, in the case of all of the members of our audit committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. In making such determination, the board of directors considered the relationships that each director has with our Company and all other facts and circumstances that the board of directors deemed relevant in determining director independence, including the beneficial ownership of our capital stock by each director.

Audit Committee and Audit Committee Financial Experts

Our Audit Committee is comprised of Mr. Calhoun (Chair), Mr. Chawla and Mr. Labrum. Our board of directors has determined that Mr. Calhoun and Mr. Labrum are audit committee financial experts, as defined by the rules of the Securities and Exchange Commission, and both satisfy the financial sophistication requirements of applicable NASDAQ rules. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). During the fiscal year ended December 31, 2015, the Audit Committee met 4 times. A copy of the Audit Committee charter is available on the Company’s website at www.gbscience.com.

Our Audit Committee is authorized to:

•	approve and retain the independent auditors to conduct the annual audit of our financial statements;
•	review the proposed scope and results of the audit;
•	review and pre-approve audit and non-audit fees and services;
•	review accounting and financial controls with the independent auditors and our financial and accounting staff;
•	review and approve transactions between us and our directors, officers and affiliates;
•	recognize and prevent prohibited non-audit services;
•	establish procedures for complaints received by us regarding accounting matters;
•	oversee internal audit functions, if any;
•	prepare the report of the audit committee that the rules of the Securities and Exchange Commission require to be included in our annual meeting proxy statement;
•	retain and obtain the advice and assistance of independent outside counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities; and
•	review and discuss with the independent auditors any other matters required to be discussed by PCAOB Auditing Standard No. 16 Communications with Audit Committees.

Audit Committee Report

The Company’s Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Committee has three members, each of whom is “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of NASDAQ. The Audit Committee operates under a written charter adopted by the Board.

The Audit Committee assists the Board by overseeing the (1) integrity of the Company’s financial reporting and internal control, (2) independence and performance of the Company’s independent auditors, (3) and provides an avenue of communication between management, the independent auditors and the Board.

In the course of providing its oversight responsibilities regarding the audited annual financial statements for the year ended December 31, 2015, the Audit Committee reviewed the audited annual financial statements for the year ended December 31, 2015, which appear in the Annual Report on Form 10-K, with management and the Company’s independent auditors. The Audit Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114 — the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence, as may be modified or supplemented, and has discussed with Mantyla McReynolds LLC its independence from us.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2015. The Committee and the Board have also recommended the selection of BDO USA, LLP as independent auditors for the Company for the fiscal year ending December 31, 2016.

Submitted by:

Kirk Calhoun (Chairman)

Ronald Labrum

Sam Chawla

Compensation Committee

Our Compensation Committee is comprised of Mr. Chawla (chair), Mr. Labrum, and Mr. Calhoun. None of the members of our Compensation Committee at any time has been one of our officers or employees. During the fiscal year ended December 31, 2015, the Compensation Committee met 1 time. A copy of the Compensation Committee charter is available on the Company’s website at at www.gbscience.com.

Our compensation committee is authorized to:

•	review and recommend the compensation arrangements for management, including the compensation for our president and chief executive officer;
•	establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;
•	administer our stock incentive plans; and
•	to review and make recommendations to our board of directors regarding employment agreements and any severance arrangements or plans for our president and chief executive officer and other executive officers.

Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee or Board interlocks among the members of the Company’s Board.

Nominating and Governance Committee

Our Nominating and Governance Committee is comprised of Mr. Labrum (Chair), Mr. Calhoun, and Mr. Chawla. During the fiscal year ended December 31, 2015, Nominating and Governance Committee met 0 times. A copy of the Nominating and Governance Committee charter is available on the Company’s website at at www.gbscience.com.

Our nominating and governance committee is authorized to:

•	determine the qualifications, qualities, skills, and other expertise required to be a director;
•	develop and recommend to our board of directors for its approval, criteria to be considered in selecting nominees for director;
•	consider any nominations of director candidates validly made by stockholders; and
•	identify and nominate members of the board of directors.

Recommendations to the Board

The Nominating and Corporate Governance Committee will consider recommendations for director nominees made by stockholders and others. For consideration by the Committee, the nominating stockholder or other person must provide the Corporate Secretary, Jeffrey Rona, at the Company’s principal offices with information about the nominee, including the detailed background of the suggested candidate.

No stockholder or stockholders holding 5% or more of the Company’s outstanding stock, either individually or in aggregate, has recommended a nominee for election to the Board as of the date of this filing.

Board Diversity

The Company does not have a formal policy regarding diversity in the selection of nominees for directors. The Nominating and Governance Committee does, however, consider diversity as part of its overall selection strategy. In considering diversity of the Board as a criteria for selecting nominees, the Nominating and Governance Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Nominating and Governance Committee seeks persons with leadership experience in a variety of contexts. The Nominating and Governance Committee believes that this conceptualization of diversity is the most effective means to implement Board diversity. The Nominating and Governance Committee will assess the effectiveness of this approach as part of its annual review of its charter.

Insider Participation and Other Relationships

Ryan Ashton, our Chief Executive Officer, is also a member of our board of directors.

Since January 1, 2013, we had certain debt obligations to Mr. Ashton and Mr. Spafford and issued Mr. Ashton and Mr. Spafford certain warrants to purchase shares of common stock in connection with their personal guarantees of our obligations, each as more fully described under “Certain Relationships and Related Person Transactions.”

Code of Business Conduct and Ethics

Our Board of Directors has adopted a written Code of Business Conduct and Ethics applicable to our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on our website at www.gbscience.com. If the Company amends the Code of Business Conduct and Ethics or grants a waiver, including an implicit waiver, from the Code of Business Conduct and Ethics, the Company will disclose the information on its internet website. The waiver information will remain on the website for at least twelve months after the initial disclosure of such waiver.

Board Meetings

The Board held a total of 7 meetings during 2015. None of our directors attended fewer than 75% of the total number of Board meetings and meetings of the committees on which the member of the Board serves. Board members are not required to attend the Annual Meeting.

Board Role in Risk Oversight

Our Board is responsible for overseeing the Company’s management of risk. The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the stockholders. The Board understands that its focus on effective risk oversight is critical to setting the Company’s tone and culture towards effective risk management. To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk. Our Board maintains an active dialogue with management about existing risk management processes and how management identifies, assesses, and manages the Company’s most significant risk exposures. Our Board expects frequent updates from management about the Company’s most significant risks so as to enable it to evaluate whether management is responding appropriately.

Our Board relies on each of its committees to help oversee the risk management responsibilities relating to the functions performed by such committees. Our Audit Committee periodically discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. Our Compensation Committee helps the Board to identify the Company’s exposure to any risks potentially created by our compensation programs and practices. Our Nominating and Corporate Governance Committee oversees risks relating to the Company’s corporate compliance programs and assists the Board and management in promoting an organizational culture that encourages commitment to ethical conduct and a commitment to compliance with the law. Each of these committees is required to make regular reports of its actions and any recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.

Board Leadership Structure

The Board has reviewed the Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s stockholder base, the Company’s peer group and other relevant factors. Considering these factors the Board has determined to have a separate Chief Executive Officer and Chairman of the Board. The Chairman of the Board is a non-executive position. The Board has determined that this structure is currently the most appropriate Board leadership structure for the Company. The Board noted the following factors in reaching its determination:

•	The Board acts efficiently and effectively under its current structure.
•	A structure of a separate Chief Executive Officer and non-executive Chairman of the Board puts the Company in the best position efficiently handle major issues facing the Company on a day-to-day and long-term basis, and still ensure that the Board is in the best position to have an independent director identify key risks and developments facing the Company and have those risks and developments brought promptly to the Board’s attention.
•	This structure eliminates the potential for confusion and duplication of efforts at the highest executive level.
•	Companies within the Company’s peer group utilize similar Board structures.

The Company’s non-executive Chairman of the Board acts as a lead independent director. Given the size of the Board, the Board believes that having a non-executive Chairman of the Board combined with the presence of other independent directors and independent directors sitting on all of the Board’s committees is sufficient independent oversight of the Chief Executive Officer. The independent directors work well together in the current board structure and the Board does not believe that selecting a lead independent director outside of the non-executive Chairman of the Board would add significant benefits to the Board’s oversight role.

Director Compensation

Members of our board of directors who are our employees do not receive any fees for their service on our board of directors or for their service as a chair or committee member. Ryan Ashton is our only employee director. Our non-employee directors earned the following compensation for their service during our fiscal year ended December 31, 2015:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)	Total ($)
David Spafford	358,000		—	—	21,072	(3)	—	379,702
Stephen Aldous	20,832	(1)	—	—	—		—	20,832
Ronald Labrum	51,250		—	—	—		—	51,250
Sam Chawla	53,000		—	—	—		—	53,000
Kirk Calhoun(4)	30,918	(1)	—	39,595	—		—	70,531

(1)	Reflects the pro rata portion of the respective annual fees for which such director is entitled.
(2)	The amounts reported in this column represent the grant date fair value of the stock options granted, as computed in accordance with ASC 718. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received for the stock options. For information on the valuation assumptions used in calculating these amounts, see Note 11 to our annual financial statements included in Form 10-K.
(3)	Consists of medical insurance payments of $19,835 and dental insurance payments of $1,237.
(4)	Mr. Calhoun was granted stock options exercisable into 9 shares of common stock at a fair value of $135.60 per share.
(5)	The following are the compensatory arrangements for our non-employee directors:

Director Position	Annual Payment
Executive Chairman Retainer	$180,000
Director Retainer paid to all directors	$35,000
Lead Director Supplement	$35,000
Audit Committee Chair	$10,000
Audit Committee Member	$5,000
Compensation Committee Chair	$10,000
Compensation Committee Member	$5,000
Nominating and Corporate Governance Committee Chair	$5,000
Nominating and Corporate Governance Committee Member	$3,000

Ryan Ashton, our Chief Executive Officer, will not be receiving the fees set forth above.

Also, we adopted the 2014 Omnibus Plan, which permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other stock-based awards.

Communications with Directors

We have not adopted a formal process for stockholder communications with the Board. We believe it is appropriate to not have a formal process for stockholder communications with the Board, because historically we have received such stockholder communications very infrequently. Nevertheless, we have tried to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been good. A stockholder may submit any communication with directors to us at our corporate offices, to the attention of Jeffrey Rona.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid or accrued during the fiscal years ended December 31, 2014 and December 31, 2015 to our chief executive officer and our other executive officers. We collectively refer to these officers as our “named executive officers”.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards(10) ($)	All Other Compensation ($)		Total ($)
Ryan Ashton President, Chief Executive Officer and Director	2015	425,000	(1)	255,000	—	14,654	(4)	694,654
	2014	330,792		—	105,720	17,545	(5)	454,057
Robert Jenison Chief Technology Officer	2015	250,000	(2)	75,000	—	21,072	(6)	346,072
	2014	230,000		—	60,789	18,411	(7)	309,200
Jeffrey Rona Chief Financial Officer	2015	325,000	(3)	97,500	—	21,072	(8)	443,572
	2014	67,997		—	152,352	400,585	(9)	620,934

(1)	Consists of base salary of $425,000.
(2)	Consists of base salary of $250,000.
(3)	Consists of base salary of $325,000.
(4)	Consists of medical insurance payments of $13,417 and dental insurance payments of $1,237
(5)	Consists of medical insurance payments of $16,359 and dental insurance payments of $1,186.
(6)	Consists of medical insurance payments of $19,835 and dental insurance payments of $1,237.
(7)	Consists of medical insurance payments of $17,235 and dental insurance payments of $1,176.
(8)	Consists of medical insurance payments of $19,835 and dental insurance payments of $1,237.
(9)	Consists of payments of $377,000 to Rona Capital, LLC, payments of $22,000 to Liberty Tree Advisors, LLC, medical insurance payments of $1,486 and dental insurance payment of $99.
(10)	The amounts reported in this column represent the grant date fair value and repricing-date incremental fair value of the stock options granted or repriced in the applicable year, as computed in accordance with ASC 718. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received for the stock options. During 2014, Mr. Ashton was granted 175,000 stock options exercisable for 84 shares of common stock with a nominal fair value per share, Mr. Jenison was granted 55,000 stock options exercisable for 27 shares of common stock with a nominal fair value per share and Mr. Rona was granted 50,784 stock options exercisable for 25 shares of common stock with a fair value of $4,494.00 per share. During 2014, we also repriced 50,000 options exercisable for 24 shares of common stock held by Mr. Ashton and 28,750 options exercisable for 14 shares of common stock held by Mr. Jenison. The incremental fair value of the stock options repriced for Mr. Ashton and Mr. Jenison was $4,431.00 per share. For information on the valuation assumptions used in calculating these amounts, see Note 11 to our annual financial statements included in Form 10-K.

Narrative to Summary Compensation Table

Our board of directors periodically reviews and, when appropriate, adjusts the compensation of management. Our management is eligible to participate in any other compensation or benefit plans, as approved by the board of directors, made available to our other employees, including without limitation, stock option plans, health insurance plans, and 401(k) plans.

During the fiscal years ended December 31, 2014 and December 31, 2015, equity awards of 570,284 options exercisable for 272 shares of common stock at exercise prices ranging from $4,200.00 to $14,700.00 per share were issued to directors and officers in connection with their compensation. These options have vesting periods ranging from three to four years and all expire 10 years after the date of grant. Additional information about certain warrants issued as consideration for guaranties of our obligations can be found under the section of Item 13 of this Amendment.

Mr. Rona’s additional compensation in 2014 was given in exchange for financial consulting services provided to us as an affiliate of Liberty Tree Advisors, LLC, or Liberty Tree, and as a member of Rona Capital, LLC, or Rona Capital, for which Mr. Rona served as Managing Director. These payments include an aggregate of $54,000 paid for consulting services from January 2014 to April 2014, including $22,000 that was paid to Liberty Tree and $32,000 that was paid to Rona Capital. The services provided by Mr. Rona after these initial payments were performed pursuant to two financial advisory agreements dated April 15, 2014, which we refer to herein as the Rona Agreements. We entered into an initial Financial Advisory Agency Agreement, the First Rona Agreement with Rona Capital wherein Rona Capital provided us with financial advisory services related to our previous financing activities prior to the Offering. Under the First Rona Agreement, we paid Rona Capital a total of $100,000 in fees and bonuses, and issued Rona Capital warrants to purchase 36,000 Series D Units (which are separable into 18 shares of our common stock, 36,000 Class A warrants exercisable for 18 shares of common stock and 36,000 Class B warrants exercisable for 18 shares of common stock). In addition, we reimbursed Rona Capital for reasonable out-of-pocket expenses incurred in connection with our activities under the First Rona Agreement totaling $17,030. We agreed to indemnify Rona Capital for claims arising from the First Rona Agreement, subject to certain exceptions.

We also entered into a second Financial Advisory Agency Agreement, the Second Rona Agreement, with Rona Capital, wherein Rona Capital provided us with financial advisory services related to our previous financing activities. We paid Rona Capital $15,000 per every 30-day period ending September 30, 2014 and additional cash amounts on the achievement of specified milestones, including $50,000 upon the filing of our S-1 with the SEC and $100,000 upon the closing of the IPO. We also issued to Mr. Rona options to purchase shares of our common stock such that together, Rona Capital and Mr. Rona own 1% of our outstanding equity that vest upon continued service to us as an employee. On October 8, 2014, we issued 50,784 options exercisable for 25 shares of common stock to Mr. Rona to satisfy this obligation. In addition, we reimbursed Rona Capital for reasonable out-of-pocket expenses incurred in connection with our activities under the Second Rona Agreement. We have paid Rona Capital $15,000 per month and $200,000 in bonuses under the Second Rona Agreement for a total of $245,000. We also agreed to indemnify Rona Capital for claims arising from the Second Rona Agreement, subject to certain exceptions.

Employment, Change in Control and Severance Disclosure

We have entered into employment agreements with Ryan Ashton, Jeffrey Rona and Robert Jenison. These employment agreements provide for at-will employment and set forth each officer’s initial base salary, initial equity grant amount and eligibility for employee benefits. In addition, each of our named executive officers has executed a form of our standard confidential information and invention assignment agreement. The key terms of these employment agreements are described below. Other than the employment agreements described below, we have not entered into any arrangements providing for payments or benefits in connection with the resignation, severance, retirement or other termination of any of our named executive officers, changes in their compensation or a change in control.

Ryan Ashton

We have entered into an employment agreement with Mr. Ashton to be our Chief Executive Officer and a member of our board of directors. The employment agreement provides for “at-will” employment and sets forth his initial annual base salary of $425,000 and his eligibility to participate in our employee benefit plans and programs, as in effect from time to time. Mr. Ashton would also be entitled to severance in the event of a termination without cause or a constructive termination within one year of a change of control in an amount equal to two times Mr. Ashton’s annual base salary at the time of such termination, which amount would be paid in a lump sum within 60 days of such termination. In addition, upon such termination we would also pay to Mr. Ashton an amount equal to 100% of his target employee bonus in equal monthly installments over the six-month period following such termination.

Jeffrey Rona

We have entered into an employment agreement with Mr. Rona to be our Chief Financial Officer. The employment agreement provides for “at-will” employment and sets forth his initial annual base salary of $325,000 and his eligibility to participate in our employee benefit plans and programs, as in effect from time to time. Mr. Rona would also be entitled to severance in the event of a termination without cause or a constructive termination within one year of a change of control in an amount equal to one half of Mr. Rona’s annual base salary at the time of such termination if Mr. Rona were terminated prior to completing six months of service to us or a full year’s base salary if Mr. Rona were terminated after providing at least six months of service to us, which amount would be paid in a lump sum within 60 days of such termination. In addition, upon such termination we would also pay to Mr. Rona an amount equal to 50% of his target employee bonus in equal monthly installments over the six-month period following such termination.

Robert Jenison

We have entered into an employment agreement Mr. Jenison to be our Chief Technology Officer and Senior Vice President of Research. The employment agreement provides for “at-will” employment and sets forth his initial annual base salary of $250,000 and his eligibility to participate in our employee benefit plans and programs, as in effect from time to time. Mr. Jenison would also be entitled to severance in the event of a termination without cause or a constructive termination within one year of a change of control in an amount equal to Mr. Jenison’s annual base salary at the time of such termination, which amount would be paid in a lump sum within 60 days of such termination. In addition, upon such termination we would also pay to Mr. Jenison an amount equal to 50% of his target employee bonus in equal monthly installments over the six-month period following such termination.

Outstanding Equity Awards as of December 31, 2015

The following sets forth information concerning the number and value of common stock of unexercised options held by each Named Executive Officer as of December 31, 2015.

Name	OPTION AWARDS
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date
Ryan Ashton	24	—	—	$7,350.00	2/14/2020	(2)
	35	49	—	$4,200.00	4/11/2024	(3)
Jeffrey Rona	14	11	—	$14,700.00	10/5/2014	(4)
Robert Jenison	1	—	—	$7,350.00	7/22/2017	(5)
	2	—	—	$7,350.00	11/7/2017	(6)
	12	—	—	$7,350.00	2/14/2020	(7)
	1	—	—	$7,350.00	7/26/2016	(8)
	11	16	—	$4,200.00	4/11/2014	(9)

(1)	The option exercise prices in this table reflect the option exercise prices per share as of December 31, 2015.
(2)	This award vested ¼ of the total underlying shares on February 15, 2011 and 1/48 of the total underlying shares at the end of each month for the remaining 36 months commencing with the first month following the first anniversary of the grant date.
(3)	This award vests ¼ of the total underlying shares on April 14, 2015, and 1/48 of the total underlying shares at the end of each month for the remaining 36 months commencing with the first month following the first anniversary of the grant date.
(4)	This award vested ¼ of the total underlying shares on the day it was issued, and 1/48 of the total underlying shares at the end of each month for the remaining 36 months commencing with the first month following the grant date.

(5)	This award vested ¼ of the total underlying shares on each of January 26, 2008, 2009, 2010 and 2011.
(6)	This award vested ¼ of the total underlying shares on each of November 7, 2008, 2009, 2010 and 2011.
(7)	This award vested ¼ of the total underlying shares on February 15, 2011 and 1/48 of the total underlying shares at the end of each month for the remaining 36 months commencing with the first month following the first anniversary of the grant date.
(8)	This award vested ¼ of the total underlying shares on each of July 26, 2007, 2008, 2009 and 2010.
(9)	This award vests ¼ of the total underlying shares on April 14, 2015, and 1/48 of the total underlying shares at the end of each month for the remaining 36 months commencing with the first month following the first anniversary of the grant date.

EQUITY COMPENSATION PLANS

The following table sets forth information as of December 31, 2015 relating to all of our equity compensation plans:

Plan Category	(a) Number of Shares to be Issued upon Exercise of Outstanding Options		(b) Weighted-average Exercise Price of Outstanding Options		(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Referenced in Column (a))
Equity compensation plans approved by stockholders	420	(1)	$5,968.23	(2)	14,162	(3)
Equity compensation plans not approved by Stockholders	—		—		—
Total	420	(1)	$5,968.23	(2)	14,162	(3)

(1)	Includes options outstanding under our 2014 Incentive Plan, 2014 Stock Option Plan and 2006 Stock Option Plan.
(2)	Represents weighted-average exercise price per share of common stock acquirable upon exercise of outstanding stock options.
(3)	Represents shares of common stock available for issuance pursuant to Awards granted under the 2014 Incentive Plan. Stock options may no longer be granted under the 2014 Stock Option Plan or 2006 Stock Option Plan.

The Great Basin Scientific, Inc. 2014 Omnibus Incentive Plan

In connection with our IPO, we adopted our Omnibus Plan, which was approved by our board of directors and stockholders. Our stockholders also approved an amendment to our Omnibus Plan on June 2, 2015. The compensation committee of our board of directors (also referred to herein as the “committee”) has the authority to administer the Omnibus Plan and has full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Omnibus Plan. Subject to the provisions of the Omnibus Plan, the committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The committee has authority to interpret the Omnibus Plan and establish rules and regulations for the administration of the Omnibus Plan. In addition, the Omnibus Plan provides that our board of directors may generally exercise the powers of the committee at any time. Any employee, officer, non-employee directors, consultant, independent contractor or advisor providing services to us or any of our affiliate or any such person to whom an offer of employment or engagement with us or any of our affiliates is extended, who is selected by the committee, is eligible to receive awards under the Omnibus Plan.

The aggregate number of shares of common stock that may be issued under all stock-based awards made under the Omnibus Plan is 14,286 shares, which adjusts automatically on the first day of each fiscal quarter to an amount equal to the greater of (i) fifteen percent (15%) of the number of shares of common stock outstanding on the last day of the immediately preceding fiscal quarter or (ii) 14,286 shares, provided that this amount cannot exceed 500,000 shares. Any shares of our common stock subject to any award that is terminated or forfeited without delivery of any shares will be available for future awards under the Omnibus Plan. The shares of common stock issuable under the Omnibus Plan may be drawn from shares of authorized but unissued common stock or from shares of common stock that we acquire. No eligible person may be granted any stock options, stock appreciation rights or performance awards denominated in shares of our common stock, for more than 120 shares of our common stock in the aggregate in any calendar year.

If the committee or our board of directors determines that any dividend or other distribution (whether in the form of cash, shares of our common stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of our common stock or other securities, issuance of warrants or other rights to purchase shares of our common stock or other securities or other event identified by the committee as affecting shares of our common stock such that an adjustment is necessary or appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Omnibus Plan, then the committee or the board of directors shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares of common stock (or other securities or other property) that thereafter may be made the subject of awards, (ii) the number and type of shares of common stock (or other securities or other property) subject to outstanding awards, (iii) the purchase price or exercise price with respect to any award and (iv) the share limitations contained in the Omnibus Plan.

Under the Omnibus Plan, the committee is permitted and authorized to make the following grants to all eligible persons:

•	Stock Options. The committee may grant stock options to any person eligible under the Omnibus Plan, including options intended to qualify as incentive stock options, as defined in Section 422 of the Code. The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the committee. The exercise price of an option may not be less than 100% of the fair market value of our common stock on the date of grant, or in the case of incentive stock options, 110% of the fair market value of our common stock with respect to holders of more than 10% of our common stock. The fair market value of our common stock will be the closing sale price as quoted on The NASDAQ Capital Market on the date of grant. The Omnibus Plan permits payment of the exercise price to be made by cash, shares of our common stock, other securities, other awards or other property. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date.
•	Stock Appreciation Rights. The holder of a stock appreciation right (a “SAR”) is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR, as determined by the committee, paid solely in shares of common stock. SARs vest and become exercisable in accordance with a vesting schedule established by the committee.
•	Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the committee (including, for example, restrictions on transferability or on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the committee. The restrictions, if any, may lapse or be waived separately or collectively, in installments or otherwise, as the committee may determine. The holder of restricted stock units will have the right, subject to any restrictions imposed by the committee, to receive shares of our common stock at some future date determined by the committee.

•	Performance Awards. Performance awards give participants the right to receive payments in cash, stock or property based solely upon the achievement of certain performance goals during a specified performance period. Subject to the terms of the Omnibus Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms and conditions of any performance award is determined by the committee. No eligible person may be granted performance awards in excess of shares of our common stock (subject to adjustment in the event of a stock split or similar event) in the aggregate in any taxable year.
•	Dividend Equivalents. The committee may grant dividend equivalents under which the participant is entitled to receive payments (in cash, shares of common stock, other securities, other awards or other property as determined in the discretion of the committee) equivalent to the amount of cash dividends paid by us to holders of shares of common stock with respect to a number of shares of common stock determined by the committee.
•	Other Stock Awards. The committee may grant such other awards that are denominated or payable in, valued in whole or in part by reference to, shares of our common stock, subject to terms and conditions determined by the committee and the Omnibus Plan limitations.

The term of awards will not be longer than ten years, or in the case of incentive stock options, longer than five years with respect to holders of more than 10% of our common stock. The committee may permit accelerated vesting of an award upon the occurrence of certain events, including a change in control, regardless of whether the award is assumed, substituted or otherwise continued in effect by the successor corporation. The acceleration of vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of us.

Awards under the Omnibus Plan may be subject to performance goals, including revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital, revenue and total stockholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. The goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria.

Unless earlier discontinued or terminated by the board of directors, the Omnibus Plan will expire on the tenth anniversary of the Omnibus Plan’s effective date. No awards may be made after that date. However, unless otherwise expressly provided in the Omnibus Plan or an applicable award agreement, any award granted under the Omnibus Plan prior to expiration may extend beyond the end of such period through the award’s normal expiration date. Our board of directors may amend, suspend or terminate the Omnibus Plan at any time, provided that our board of directors will get stockholder approval when necessary to not violate the rules of The NASDAQ Capital Market, to increase the number of shares of common stock authorized under the Omnibus Plan, to reprice options or SARs, to permit the grant of options or SARs with an exercise price less than the fair market value of the common stock, to prevent the grant of options or SARs that would qualify under Section 162(m) of the Code or increase the maximum term permitted for options and SARs as specified in the Omnibus Plan. The committee may not amend an outstanding award in a manner that adversely affects the holder of the award without the holder’s consent.

The Great Basin Scientific, Inc. 2014 Stock Option Plan

The Great Basin Scientific, Inc. 2014 Stock Option Plan, which we refer to as the 2014 Stock Option Plan, was adopted by our board of directors on April 18, 2014 and approved by our stockholders on April 21, 2014 and became effective on April 18, 2014. The compensation committee of our board of directors has authority to administer the 2014 Stock Option Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2014 Stock Option Plan. Subject to the provisions of the 2014 Stock Option Plan, the compensation committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The compensation committee has authority to interpret the 2014 Stock Option Plan and establish rules and regulations for the administration of the 2014 Stock Option Plan. In addition, our board of directors may generally exercise the powers of the compensation committee at any time. Any employee, officer, consultant, independent contractor or director providing services to us or any of our affiliates, who is selected by the compensation committee, is eligible to receive awards under the 2014 Stock Option Plan.

The aggregate number of shares of common stock that may be issued under all stock-based awards made under the 2014 Stock Option Plan is 358 shares. Any shares of common stock that are used by a participant as full or partial payment to us of the purchase price relating to an award, or in connection with the satisfaction of tax obligations relating to an award, shall again be available for granting awards (other than incentive stock options) under the 2014 Stock Option Plan. Additionally, shares of our common stock subject to any award that are terminated or forfeited without delivery of any shares will be available for future awards under the 2014 Stock Option Plan. The shares of common stock issuable under the 2014 Stock Option Plan may be drawn from shares of authorized but unissued common stock or from shares of common stock that we acquire. No eligible person may be granted any award or awards under the 2014 Stock Option Plan, the value of which award or awards is based solely on an increase in the value of shares of common stock after the date of grant of such award or awards, and which is intended to represent “qualified performance based compensation” with the meaning of Section 162(m) of Code, for more than shares of our common stock (subject to adjustment in the event of a stock split or similar corporate event), in the aggregate in any taxable year.

If the compensation committee determines that any dividend or other distribution (whether in the form of cash, shares of our common stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of our common stock or other securities, issuance of warrants or other rights to purchase shares of our common stock or other securities or other event identified by the compensation committee as affecting shares of our common stock such that an adjustment is necessary or appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2014 Stock Option Plan, then the compensation committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares of common stock (or other securities or other property) that thereafter may be made the subject of awards, (ii) the number and type of shares of common stock (or other securities or other property) subject to outstanding awards, (iii) the purchase price or exercise price with respect to any award and (iv) the share limitations contained in the 2014 Stock Option Plan.

Under our 2014 Stock Option Plan, the compensation committee is permitted and authorized to make the following grants to all eligible persons:

•	Stock Options. The compensation committee may grant stock options to officers and other employees intended to qualify as incentive stock options, as defined in Section 422 of the Code, and may also grant options to employees, consultants, independent contractors and directors that do not qualify as incentive stock options. The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the compensation committee. The exercise price of an option may not be less than 100% of the fair market value of our common stock on the date of grant, or in the case of incentive stock options, 110% of the fair market value of our common stock with respect to holders of more than 10% of our common stock. The fair market value of our common stock will be the closing sale price as quoted on The NASDAQ Capital Market on the date of grant. The 2014 Stock Option Plan permits payment of the exercise price to be made by cash, shares of our common stock, other securities, other awards or other property. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. No employee may be granted stock options to the extent the aggregate fair market value (determined as of the time each option is granted) of the common stock with respect to which any such options are exercisable would exceed $100,000.
•	Stock Appreciation Rights. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the compensation committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR, as determined by the compensation committee, paid solely in shares of common stock. SARs vest and become exercisable in accordance with a vesting schedule established by the compensation committee.

The term of awards will not be longer than ten years, or in the case of incentive stock options, longer than five years with respect to holders of more than 10% of our common stock. The compensation committee may permit accelerated vesting of an award upon the occurrence of certain events, including a change in control, regardless of whether the award is assumed, substituted or otherwise continued in effect by the successor corporation. The acceleration of vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of us.

Awards under the 2014 Stock Option Plan may be subject to performance goals, including revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital, revenue and total stockholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. The goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria.

Unless earlier discontinued or terminated by the board of directors, the 2014 Stock Option Plan will expire on April 17, 2024. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2014 Stock Option Plan prior to expiration may extend beyond the end of such period through the award’s normal expiration date. Our board of directors may amend, suspend or terminate the 2014 Stock Option Plan at any time, provided that our board of directors will get stockholder approval when necessary to not violate the rules of The NASDAQ Capital Market, to allow the grant of incentive stock options, to increase the number of shares of common stock authorized under the 2014 Stock Option Plan, to grant or reprice options or SARs with an exercise price less than the fair market value of the common stock, or to prevent the grant of options or SARs that would qualify under Section 162(m) of the Code. The compensation committee may not amend an outstanding award in a manner that adversely affects the holder of the award without the holder’s consent.

We do not intend to make any future stock options grants under the 2014 Stock Option Plan, as all future grants will be made pursuant to the Omnibus Plan.

The Great Basin Inc. 2006 Stock Option Plan and Tender Offer

On August 7, 2014, we launched a tender offer to eligible employees to exchange all of the stock options held by such employees under the Great Basin Scientific, Inc. 2006 Stock Option Plan, or the 2006 Stock Option Plan, for new options under the 2014 Stock Option Plan. Following the expiration of the tender offer on September 5, 2014, we accepted for exchange eligible options to purchase an aggregate of up to 54 shares of our common stock. In accordance with the terms and conditions of the tender offer, on September 9, 2014, we granted new options exercisable into 54 shares of our common stock with an exercise price of $7,350.00 per share in exchange for the cancellation of such tendered options. After the tender offer, options to purchase up to 9 shares of our common stock remain outstanding under the 2006 Stock Option Plan.

All of the named executive officers holding stock options under the 2006 Stock Option Plan participated in the tender offer. The objective of the tender offer was to provide employees who elected to participate with new options, the terms of which preserve the original incentive effect of our equity incentive programs in light of market and industry wide economic conditions, and resolve uncertainty concerning documentation and approval of the options. The terms of the 2006 Stock Option Plan are substantially similar to the 2014 Stock Option Plan.

We do not intend to make any future stock options grants under the 2006 Stock Option Plan, as all future grants will be made pursuant to the Omnibus Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of Common Stock that may be acquired by an individual or group within 60 days of August 9, 2016, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 46,124,986 shares of Common Stock outstanding as of August 19, 2016.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Great Basin Scientific, Inc., 2441 South 3850 West, Salt Lake City, UT 84120.

Name of Beneficial Owner	Number of Common Share Equivalents Beneficially Owned	Percent
Named Executive Officers and Directors:
Ryan Ashton(1)	172	*
David Spafford(2)	58,224	*
Robert Jenison(3)	31	*
Jeffrey Rona(4)	70	*
Sam Chawla(5)	12	*
Ron Labrum(6)	123	*
Kirk Calhoun(7)	4	*
All Executive Officers and Directors as a Group (7 Persons)	58,636	*
Other Five Percent Stockholders:

*	Represents less than 1% of the outstanding shares of Common Stock.
(1)	Represents 22 shares of Common Stock and options and warrants to purchase 150 shares of Common Stock that are currently exercisable or exercisable within 60 days after August 9, 2016.
(2)	Represents (i) 6 shares of Common Stock, warrants to purchase 30 shares of Common Stock, warrants for 6 shares of Common Stock owned by Mr. Spafford and options to purchase 23 shares of common stock that are currently exercisable or exercisable within 60 days after August 9, 2016; (ii) shares owned by Spring Forth Investments LLC, an entity controlled by Mr. Spafford, which owns 54,692 shares of Common Stock, 21,360 shares of Series E Convertible Preferred Stock, convertible into 41 shares of common stock, 86 Class A warrants to purchase 2 shares of Common Stock and 86 Class B warrants to purchase 2 shares of Common Stock and 52,758 Series D warrants convertible into 1,508 shares of common stock; (iii) 1 shares of Common Stock owned by DSM Ventures, an entity controlled by Mr. Spafford; (iv) 12 shares of Common Stock, Class A warrants to purchase 10 shares of Common Stock and Class B warrants to purchase 10 shares of Common Stock and warrants to purchase 6 shares of Common Stock owned by DRS, LLC, an entity controlled by Mr. Spafford; (v) shares owned by Craig F. McCullough, Trustee, SBS Charitable Remainder Trust U/A/D November 27, 1995, a trust affiliated with Mr. Spafford, which owns 214 shares of Common Stock, warrants to purchase 11 shares of Common Stock; (vi) shares owned by Craig F. McCullough, Trustee, DRS Charitable Remainder Trust U/A/D May 5, 1993, a trust affiliated with Mr. Spafford, which owns 92 shares of Common Stock, warrants to purchase 2 shares of Common Stock; (vii) shares owned by Bourne Spafford Charitable Trust U/A/D May 15, 1995, a trust affiliated with Mr. Spafford, which owns 51 shares of Common Stock and the Utah Autism Foundation a non-for-profit for which Mr. Spafford is a Trustee, owns 52,758 Series D warrants convertible into 1,508 share of Common Stock.
(3)	Represents options to purchase 31 shares of Common Stock that are currently exercisable or exercisable within 60 days after August 9, 2016.

(4)	Represents warrants to purchase 18 shares of Common Stock, Class A Warrants to purchase 18 shares of Common Stock, Class B Warrants to purchase 18 shares of Common Stock and options to purchase 16 shares of Common Stock exercisable within 60 days after August 9, 2016.
(5)	Represents options to purchase 6 shares of Common Stock that are currently exercisable or exercisable within 60 days after August 9, 2016, and 2 shares of Common Stock, Class A warrants to purchase 2 shares of Common Stock and Class B warrants to purchase 2 shares of Common Stock held by Mr. Chawla’s wife Stephanie Chawla.
(6)	Represents options to purchase 6 shares of Common Stock that are currently exercisable or exercisable within 60 days after August 9, 2016, 39 shares of Common Stock, Class A Warrants to purchase 39 shares of Common Stock and Class B Warrants to purchase 39 shares of Common Stock.
(7)	Represents options to purchase 4 shares of common stock that are exercisable or exercisable within 60 days after August 9, 2016.

Change in Control

The Company is not aware of any arrangement that might result in a change in control in the future. The Company has no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in the Company’s control.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Since January 1, 2013, we were a participant in certain transactions and relationships with related persons as more fully described below.

Convertible Notes and Related Warrants

Since January 1, 2014, we have debt obligations to certain persons in connection with convertible notes with related persons as described below. Each of these notes converts to shares of common stock as set forth below.

In February 2015, we entered into a loan agreement for $250,000 with Spring Forth Investments, LLC, an entity controlled by Mr. Spafford. The loan bears interest at a rate of twelve percent (12%) per year and has a maturity date of the earlier of (i) 90 days from the date of the loan agreement or (ii) five days after the closing of a registered public offering of our securities. We paid off this loan with a portion of the proceeds from our February 2015 follow-on offering.

On July 18, 2014, we issued a convertible promissory note with 20% interest and 20,000 Series D Units to Spring Forth Investments, LLC, an entity controlled by Mr. David Spafford. The consideration paid by Mr. Spafford for the note and Units was $500,000. The maturity date on the note is July 18, 2015, which can be extended to July 18, 2016 at our option if we pay $10,000 to Mr. Spafford as compensation for the extension. On April 18, 2015, we extended the maturity date on the note pursuant to this option. This financing was for general working capital purposes. On August 4, 2016, we entered into an extension agreement with Spring Forth Investments, LLC, effective July 18, 2016, to extend the maturity date from July 18, 2016 to July 18, 2017.

On March 10, 2014, we issued a convertible promissory note with an 8% interest rate and warrants to purchase 6 shares of Common Stock to DRS, LLC, an entity controlled by David Spafford, one of our directors. The consideration paid by DRS, LLC for the note and warrants was $100,000. The maturity date for the promissory note was March 10, 2015, or upon a qualified equity financing of at least $5 million. This financing was for general working capital purposes. The principal balance of this note, along with accrued interest of $3,112 converted to 20,622 Series D Units at $5.00 per unit in July 2014.

On February 26, 2014, we issued a convertible promissory note with an 8% interest rate and warrants to purchase 12 shares of Common Stock to Ryan Ashton, our Chief Executive Officer. The consideration paid by Mr. Ashton for the note and warrants was $200,000. The maturity date for the promissory note was February 26, 2015, or upon or a qualified equity financing of at least $5 million. This financing was for general working capital purposes. The principal balance of this note, along with accrued interest of $6,751 converted to 41,350 Series D Units at $5.00 per unit in July 2014.

During 2013, we issued promissory notes to SSA Ventures, LLC and SBS Charitable Remainder Trust U/A/D November 27, 1995 (entities controlled by Mr. Aldous) reflecting obligations of $571,000 and $2,000,000 respectively. The principal balance of these notes, along with accrued interest of $21,901 and $67,068 respectively, converted to shares of Series C Preferred Stock at $4.92 per share.

During 2013, we issued a promissory note to Bourne Spafford Charitable Trust U/A/D May 15, 1995 (controlled by Mr. Spafford) reflecting an obligation of $200,000. This note had an 8% interest rate. The principal and $7,540 of accrued interest converted into shares of Series C Preferred Stock at $4.92 per share.

During 2013, we issued a promissory note to Krispen Family Holdings, LC, a greater than 5% stockholder, reflecting an obligation of $571,000. This note had an 8% interest rate. The principal and $24,154 of accrued interest converted into shares of Series C Preferred Stock at $4.92 per share.

During 2012 we issued convertible promissory notes to Spring Forth Investments LLC and the Bourne Spafford Charitable Trust U/A/D May 15, 1995 (entities controlled by Mr. Spafford) in the aggregate amount of $2,880,000. Each of these notes had an 8% interest rate. The principal and $52,655 of accrued interest converted into shares of Series B Preferred Stock at $32.00 per share. In connection with our IPO, these shares of Series B Preferred Stock converted into shares of our common stock.

During 2012 and 2013, we issued convertible notes to Krispen Family Holdings, LC in the aggregate amount of $2,880,000. Each of these notes had an 8% interest rate. The principal and $36,331 of accrued interest converted into shares of Series B Preferred Stock at $32.00 per share.

During 2012 and 2013, we issued convertible notes to SSA Ventures, LLC in the aggregate amount of $2,880,000. Each of these notes had an 8% interest rate. The principal and $39,700 of accrued interest converted into shares of Series B Preferred Stock at $32.00 per share.

On December 30, 2015, in relation to the agreement of Spring Forth Investments, LLC and Utah Autism Foundation agreeing to enter into subordination agreements in relation to our financing of convertible notes and related Series D warrants, we issued Spring Forth Investments, LLC and Utah Autism Foundation warrants to purchase 3,015 shares of common stock on the same general terms and conditions of the Series D warrants.

On July 1, 2016, in relation to the agreement of Spring Forth Investments, LLC and Utah Autism Foundation agreeing to enter into subordination agreements in relation to our financing of convertible notes and related Series D warrants, we issued Spring Forth Investments, LLC and Utah Autism Foundation warrants to purchase 1,687,500 shares of common stock on the same general terms and conditions of the Series H warrants.

Master Lease Agreement with Onset and Related Warrants and Letters of Credit

We entered into a Master Lease Agreement to provide for the sale-leaseback of molecular diagnostic analyzers. We have completed two lease schedules under this lease agreement: Lease Schedule 001 dated October 16, 2013, amended December 10, 2013, for the sale of 125 molecular diagnostic analyzers for a purchase price of $2,500,000, which are being leased back for 36 monthly payments of $74,875 and Lease Schedule 002 dated March 14, 2014, amended March 18, 2014, for the sale of 75 molecular diagnostic analyzers for a purchase price of $1,500,000, which are being leased back for 24 monthly payments of $64,665. At the end of the lease term of Schedule 001, the lease will automatically renew for twelve additional months at the current monthly rate unless we give written notice 150 days prior to the end of the lease. If timely notice is given we have the opportunity to: 1) repurchase the analyzers for a purchase price determined by lessor not to exceed forty percent of the original costs; or 2) terminate the lease, return the property and enter into a new lease with new property that replaces the property of the old lease. Both we and the lessor will have the right to reject any terms of option 1 or 2 and if rejected, the 12 month extension will apply. Schedule 002 includes similar end of term options as found in Schedule 001, except that if we give timely notice, we have the option to purchase the analyzers at a price to be determined by lessor and us. Schedule 002 also includes a provision that during the first 14 months of the base period of the Schedule, provided there is no event of default and if we complete a successful capital raise, then lessor will use commercially acceptable best efforts to rewrite this Schedule 002 at more favorable terms. We are accounting for these transactions as a capital lease sale-leaseback in accordance with ASC 840 “Leases.”

Our obligations pursuant to the sale-leaseback agreement are secured by letters of credit obtained by Spring Forth Investments, LLC, an entity controlled by David Spafford, and Utah Autism Foundation, an entity for which Mr. Spafford serves on the Board of Trustees and as a Founder Trustee, in an aggregate amount of $3,000,000. These letters of credit were issued by a bank for the benefit of the lessor. Pursuant to three reimbursement agreements we entered into with those entities in connection with the letters of credit, we have agreed to pay each of them 10% interest per annum on the total amount of the letter of credit. Under the reimbursement agreements, we are also obligated to reimburse those third parties for any draws made under the letters of credit. As of December 31, 2014, no draws on either letter of credit had taken place. Our obligations under the reimbursement agreements are secured by a security interest in all of our assets pursuant to security agreements effective the dates of the respective lease schedule.

Ryan Ashton, our chief executive officer, and David Spafford, one of our directors, each personally guaranteed our obligations under the sale-lease agreement. These guarantees cover “the full amount of liability for any amounts due” from us to Onset under the lease agreement. On November 25, 2013, we issued Mr. Ashton warrants to purchase 24 shares of common stock and Mr. Spafford warrants to purchase 24 shares of common stock, each in compensation for their personal guarantees of our obligations under the lease agreement, with an exercise price of $4,200.00 per share.

Voting Agreement

On February 16, 2010 we entered into a voting agreement under which certain holders of our preferred stock, including entities affiliated with certain of our directors, have agreed to vote in a certain way on certain matters, including with respect to the election of directors. In connection with the issuance of Series D Preferred Stock, the Voting Agreement was amended and restated on April 21, 2014 and July 30, 2014. Pursuant to the July 2014 amendment and restatement, (i) the parties agreed to vote their shares to set the size of the board of directors at five directors, (ii) the holders of common stock, voting as a separate class, elect one director to our board of directors (initially Ryan Ashton), and (iii) for long as Hitachi owns 5% of the issued and outstanding shares of our capital stock, Hitachi will be entitled to elect one director. Upon the closing of our IPO, the board of directors election voting provisions contained in the voting agreement terminated; however, pursuant to the terms of the Series D Stock Purchase Agreement and our Certificate, Hitachi will continue to be entitled to elect one director.

Investor Rights Agreement

On February 16, 2010, we entered into an investor rights agreement with the holders of our outstanding Series A Preferred Stock, including entities affiliated with certain of our directors. On November 26, 2013, the investor rights agreement was amended in connection with the issuance of Series C Preferred Stock and Series C-1 Preferred Stock. On April 21, 2014, the investor rights agreement was amended in connection with the issuance of Series D Preferred Stock and on July 30, 2014 the investor rights agreement and was further amended in connection with the issuance of additional shares of Series D Preferred Stock. In connection with our IPO, each share of Series A, Series C, Series C-1 and Series D Preferred Stock was converted into one share of our common stock.

Other Relationships

Sandra Nielsen, who became the domestic partner of Ryan Ashton in 2012, is employed by us as our Vice President of Marketing and Customer Support. In 2015, Ms. Nielsen received a salary of $205,000, commissions of $201,576 and a bonus of $61,500. Ms. Nielsen also received a stock option grant in 2014 for 10 shares of stock.

Indemnification Provisions

We intend to enter into indemnification agreements with each of our directors and officers. These indemnification agreements, and our Certificate and Bylaws, require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Policies and Procedures for Transactions with Related Persons

Our Audit Committee is responsible for reviewing any potential conflict of interest situations, on an ongoing basis, any future proposed transaction, or series of transactions, with related persons, and either approve or disapprove each reviewed transaction or series of related transactions with related persons.

We have adopted a written policy and procedures with respect to related person transactions, which includes specific provisions for the approval of related person transactions. Pursuant to this policy, related person transactions include a transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which we and certain enumerated related persons participate, the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and the related person has a direct or indirect material interest.

If a related person transaction is identified, such transaction must be reviewed and approved or ratified by our Audit Committee. If it is impracticable for our Audit Committee to review such transaction, the transaction will be reviewed by the chair of our Audit Committee, whereupon the chair of our Audit Committee will report to the Audit Committee the approval or disapproval of such transaction.

In reviewing and approving related person transactions, the Audit Committee, or its chair, considers all information that the Audit Committee, or its chair, believes to be relevant and important to a review of the transaction. The Audit Committee or its chair, as the case may be, approves only those related person transactions that are determined to be in, or not inconsistent with, our best interests and that of our stockholders, taking into account all available relevant facts and circumstances available to the Audit Committee or the chair. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to us; the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the Audit Committee will participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the year ended December 31, 2015, we believe that each person who, at any time during such year, was a director, officer, or beneficial owner of more than 10% of our common stock met the filing requirements during such year.

PROPOSAL II — SERIES E WARRANT EXCHANGE PROPOSAL

General

Effective April 4, 2016, we entered into Exchange Agreements each by and between the Company and a holder of the Company’s outstanding Series E Warrants, pursuant to which the Company and each such holder agreed to exchange outstanding Series E Warrants for shares of common stock of the Company. The Series E Warrants were previously issued by the Company to such holders on February 24, 2016 as part of the Company’s previously announced public offering of 39.2 million units, each unit consisting of one share of common stock and 1.5 Series E Warrants.

Pursuant to the Exchange Agreements, the Company issued 650,160 shares of common stock of the Company in exchange for the surrender by the holders to the Company of Series E Warrants exercisable to acquire approximately 1,680,000 shares of common stock of the Company (representing an exchange ratio of one share of common stock for each 2.584 shares of common stock underlying the surrendered Series E Warrants). At such closing, the surrendered Series E Warrants were immediately cancelled by the Company and are no longer outstanding.

The exchange of the Series E Warrants for 650,160 shares of common stock of the Company was made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(9) thereof based on the representations of the holders. No commission or other remuneration was or will be paid or given directly or indirectly for soliciting the exchange. Other than the surrendered Series E Warrants, the Company will not receive any compensation for the issuance of the shares of common stock.

Why does the Company Need Stockholder Approval?

Our Common Stock is listed on The NASDAQ Capital Market and, as such, we are subject to the NASDAQ Stock Market Rules. NASDAQ Stock Market Rule 5635(d) is referred to as the “NASDAQ 20% Rule.” The NASDAQ 20% Rule requires shareholder approval of a transaction other than a public offering involving the sale, issuance, or potential issuance by a company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

Although the Series E Warrant exchange did not require shareholder approval at the time we effected the exchange, NASDAQ is permitted to aggregate securities issued in multiple transactions and treat them as a single issuance for purposes of the NASDAQ 20% Rule. In the event we decide to conduct future issuances of our shares of common stock on a private placement basis or exchanges of our outstanding securities for shares of common stock, NASDAQ may aggregate the number of shares of common stock issuable in such future financings or exchanges with the number of shares of common stock issued in the Series E Warrant Exchange which may limit our flexibility with respect to the timing of such financings and exchanges and the number of shares of common stock we may issue without shareholder approval.

If the shareholders approve the Series E Warrant Exchange at this time, the 650,160 shares of common stock issued in the Series E Warrant Exchange will no longer be integrated with future financings or exchanges for purposes of the NASDAQ 20% Rule.

What is the Effect on Current Stockholders if the Warrant Exchange Proposal is Approved?

If our stockholders approve this proposal, we will be able to conduct future financings and exchanges of our shares of common stock without NASDAQ aggregating the shares of common stock issuable in relation to such financings or exchanges with the 650,160 shares of our common stock issued in our Series E Warrant Exchange, which will mean that we will be able to issue 650,160 more shares of common stock without seeking further shareholder approval. If we issue such shares of common stock in future financings or exchanges our current shareholders will be diluted.

Why was Stockholder Approval Not Required for the Series E Warrant Exchange?

At the time we effected the Series E Warrant Exchange, the number of shares of common stock we issued in exchange for the Series E Warrants was below 20% of our issued and outstanding shares of common stock as determined under the NASDAQ 20% Rule. As result, no stockholder approval was required.

Who received the shares of common stock issued under the Series E Warrant Exchange?

The holders of our outstanding Series E Warrants received shares of our common stock under the Series E Warrant Exchange. The following were the principal holders of our Series E Warrants at the time of the Series E Warrant Exchange and the number of shares of common stock received for which we are seeking approval:

Name	Shares of Common Stock Received
Hudson Bay Master Fund Ltd.	103,660
CVI Investments, Inc	91,221
Sabby Healthcare Master Fund Ltd.	107,807
Sabby Volatility Warrant Master Fund Ltd.	58,050
Empery Asset Master Ltd.	49,834
Empery Tax Efficient LP	43,830
Empery Tax Efficient II LP	61,828
Alpha Capital Anstalt	34,830
Kingsbrook Opportunities Master Fund LP	20,732
Brio Capital Master Fund Ltd.	18,245
Iroquois Capital Investment Group	5,183
Iroquois Master Fund Ltd.	38,281
Alto Opportunity Master	10,366
Mark Mays	8,293

Where can I find more information regarding the Series E Warrant exchange?

The above descriptions set forth the material terms of the Series E Warrant warrant exchange. A more detailed description of the Series E Warrant exchange and the related transaction documents can be read in the Company’s Current Report on Form 8-K as filed with the SEC on April 4, 2016.

PROPOSAL III — NASDAQ 20% ISSUANCE PROPOSAL

General

On June 29, 2016, we entered into the Securities Purchase Agreement with the investors listed therein (the “Buyers”) pursuant to which we issued on July 1, 2016 $75 million senior secured convertible notes (“2016 Notes”) that are convertible into shares of our Common Stock at an initial conversion price equal to $2.00 per share. Each Note was sold with a related number of Series H warrants to purchase Common Stock (the “Series H Warrants”) (the “Note Financing”). In relation to the Note Financing, certain warrants were issued to our prior debt holders as consideration for their agreement to subordinate the debt owed them by the Company to the 2016 Notes (the “Subordination Warrants”). The 2016 Notes do not bear any ordinary interest. The Company will receive total gross proceeds of $68 million, assuming all conditions for subsequent release of funds from restricted accounts are met and no events of default occur, each as described below. Under the terms of the 2016 Notes, at closing we received an initial tranche of $6 million at the close of the Note Financing. Pursuant to the 2016 Notes, prior to receiving access to the remaining cash purchase price from our restricted accounts of approximately $62 million (the “Restricted Cash”) in subsequent tranches, we must meet certain equity conditions as described therein.

Description of the 2016 Notes

Maturity Date

The 2016 Notes are senior secured obligations of the Company. Unless earlier converted or redeemed, each 2016 Note will mature on the sixteenth month anniversary from the date of issuance.

Interest

The 2016 Notes do not bear any ordinary interest. However, interest on the 2016 Notes shall commence accruing immediately upon the occurrence of, and shall continue accruing during the continuance of, an event of default (as described below), at 10% per annum and shall be computed on the basis of a 360-day year of twelve 30-day months and shall be payable, if applicable, in arrears for each calendar month on the first (1st) business day of each calendar month after any such interest accrues after an event of default (each, an “Interest Date”). Interest, if any, shall be payable on each Interest Date to the record holder of the 2016 Note on the applicable Interest Date in cash by wire transfer of immediately available funds pursuant to wire instruction provided by the holder in writing to the Company.

Amortization Payments

We have agreed to make amortization payments with respect to the 2016 Notes in fifteen (15) equal installments beginning on January 30, 2017 (each, an “Installment Date”). On each installment date, assuming the equity conditions set forth in the 2016 Notes are met, the installment payment shall automatically be converted into shares of Common Stock pursuant to the conversion feature described below, provided however that the Company may elect prior to any Installment Date to redeem all or a portion of the installment amount in cash.

Conversion Features of the 2016 Notes

Conversion of Installment Payments

The price at which we will convert the installment amounts is equal to the lowest of:

(i)	the then prevailing conversion price, and
(ii)	initially, 80% of the arithmetic average of the lower of (A) the three lowest daily weighted average prices of the common stock during the twenty (20) consecutive trading day period ending on the trading day immediately preceding the Installment Date and (B) the weighted average price of the common stock on the trading day immediately preceding the Installment Date, subject in all cases to a floor price of $1.00.

Any holder of a 2016 Note may by notice to us accelerate up to four future installment payments to any applicable Installment Date, in which case we will deliver shares of Common Stock for the conversion of such accelerated payments. The holder of a Note may also by notice to us defer any installment payment to a later Installment Date.

Conversion at Election of Holder

At any time after issuance, the 2016 Notes will be convertible at the election of the holder into shares of our Common Stock at a conversion price of $2.00, subject to adjustment. Conversion of the 2016 Note is subject to a blocker provision which prevents any holder from converting into shares of Common Stock if their beneficial ownership of the Common Stock would exceed either 4.99% or 9.99% of our issued and outstanding Common Stock, as elected by such holder at Closing.

Further, prior to us receiving the necessary stockholder approval contemplated in this proxy statement, conversion of all 2016 Notes is limited to 19.99% of the Company’s issued and outstanding Common Stock on the date of closing (the “Exchange Cap”).

The conversion price is subject to certain adjustments upon the occurrence of certain dilutive events, including the issuance of certain options or convertible securities, upon the occurrence of certain corporate events, including stock splits and dividends, upon the occurrence of an Event of Default and as deemed appropriate by the Company’s Board of Directors with the prior written consent of certain required holders of 2016 Notes.

Equity Conditions

Subject to obtaining the approval of stockholders under this proposal and certain other equity conditions as described below, the Restricted Cash will become unrestricted and released for use by the Company as follows: (i) $6 million on the fifth trading day after January 30, 2017 (such date, the “First Amortization Date”)), (ii) $8 million after the fifth trading day after the last business day of the calendar month following the First Amortization Date and (iii) $3,692,308 on the 75th trading day after the initial date the shares of common stock underlying the 2016 Notes are eligible to be resold pursuant to Rule 144 of the Securities Act of 1933, as amended (the “144 Date”) and each 30th calendar day thereafter until all Restricted Cash has become unrestricted and released.

Release of the remaining cash purchase price will be subject to certain equity conditions including, but not limited to:

(i)	all shares of common stock issuable pursuant to the terms of the 2016 Notes, including the shares of common stock issuable upon the conversion requiring the satisfaction of the equity conditions (in each case, without regard to any restriction or limitation on conversions), shall be eligible for sale pursuant to Rule 144 without any volume limitation by the holder and no failure to have current public information under Rule 144 exists, and without the need for registration under any applicable federal or state securities laws;
(ii)	on each day during the required measuring period, the common stock is designated for quotation on an acceptable exchange or market and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than five (5) days and occurring prior to the applicable date of determination due to business announcements by the Company);
(iii)	during the measuring period, the Company shall have delivered all shares of common stock pursuant to the terms of the 2016 Notes and upon exercise of the Warrants to the holders on a timely basis;
(iv)	the shares of common stock issuable upon conversion may be issued in full without violating beneficial owner limitations and Nasdaq regulations as set forth in the 2016 Notes;
(v)	during the measuring period, the Company shall not have failed to timely make any payments within five (5) Business Days of when such payment is due;
(vi)	during the measuring period, there shall not have occurred either (A) the public announcement of a pending, proposed or intended fundamental transaction which has not been abandoned, terminated or consummated, (B) an Event of Default (as described below) or (C) an event that with the passage of time or giving of notice would constitute an Event of Default;

(vii)	the Company shall have no knowledge of any fact that would cause all shares of common stock issuable pursuant to the terms of the 2016 Notes, not to be eligible for sale pursuant to Rule 144 without any volume limitation by the holder (including, without limitation, by virtue of an existing or expected public information failure under Rule 144) and any applicable state securities laws;
(viii)	during the measuring period, the Company otherwise shall have been in compliance with and shall not have breached any provision, covenant, representation or warranty of any documents related to the 2016 Note transaction;
(ix)	the holder shall not be in possession of any material, nonpublic information received from the Company;
(x)	the shares of common stock issuable upon conversion are duly authorized and listed and eligible for trading without restriction on an eligible market;
(xi)	the daily dollar trading volume of the common stock as reported by Bloomberg for each trading day during the measuring period shall be at least $800,000;
(xii)	on each trading day during the measuring period, the weighted average price of the common stock equals or exceeds $1.30 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction); and
(xiii)	the Company shall have a number of shares of common stock duly authorized and reserved for the issuance pursuant to the terms of the 2016 Note that is equal to, or greater than, the quotient obtained by dividing (A) 165.5% of the applicable release amount, by (B) the conversion floor price (as set forth in the 2016 Note).

Events of Default

Under the 2016 Notes, the holders will have certain rights upon an “Event of Default” (as defined in the 2016 Notes). Such rights include (i) the remaining principal amount of the 2016 Notes bearing interest at a rate of 10% per annum, (ii) during the Event of Default the conversion price being adjusted to the lowest of (a) the conversion price then in effect, (b) 75% of the lowest weighted average price of the Common Stock during the 30 consecutive trading day period ending on the trading day immediately preceding the date of the event of default conversion and (c) 75% of the weighted average price of the Common Stock on the date of the applicable event of default conversion, and (iii) the holder having the right to demand redemption of all or a portion of the 2016 Notes.

At any time after the earlier of the holder’s receipt of a notice of an Event of Default and the holder becoming aware of an Event of Default and ending on the 15th trading day after the later of (x) the date such Event of Default is cured and (y) the holder’s receipt of an Event of Default notice, the holder may require the Company to redeem all or any portion of the 2016 Note by delivering written notice to the Company. Each portion of the 2016 Note subject to redemption shall be redeemed by the Company in cash by wire transfer of immediately available funds at a price equal to the greater of (x) 125% of the conversion amount being redeemed and (y) the product of (A) the conversion amount being redeemed and (B) the quotient determined by dividing (I) the greatest closing price of the shares of Common Stock during the period beginning on the date immediately preceding such Event of Default and ending on the date the holder delivers the redemption notice, by (II) the lowest conversion price in effect during such period.

“Event of Default” includes, but is not limited to (and subject to the ability to cure in certain instances):

(i)	(A) the suspension from trading for more than an aggregate of ten (10) trading days in any 365-day period or (B) or failure of the common stock to be listed on an eligible market;
(ii)	failure to cure conversion failures of the 2016 Notes or exercise failures of the Warrants;
(iii)	certain failures to have enough authorized and unreserved shares of common stock to satisfy conversions of the 2016 Notes or exercises of the Warrants;

(iv)	the Company’s failure to pay to the holder any amounts when and as due under the 2016 Notes or any other transaction document;
(v)	any default under, redemption of or acceleration prior to maturity of more than $100,000, individually or in the aggregate, of indebtedness of the Company;
(vi)	voluntary bankruptcy of the Company;
(vii)	involuntary bankruptcy, receivership or other similar proceedings before a court;
(viii)	subject to certain limitations, a final judgment or judgments for the payment of money aggregating in excess of $250,000, individually or in the aggregate, not covered by insurance;
(ix)	breaches of the representations, warranties and covenants in the transaction documents only if such breach continues for a period of at least an aggregate of five (5) Trading Days;
(x)	any breach or failure in any respect to comply with either Sections 8, 17 or 18 of the 2016 Note;
(xi)	the Company fails to perform or comply with any covenant or agreement contained in the Security Agreement;
(xii)	the Company shall fail to perform or comply with any covenant or agreement contained in any Master Control Account Agreement;
(xiii)	any material provision of any security document or Master Control Account Agreement (as determined by the applicable holder) shall at any time for any reason cease to be valid and binding on or enforceable against the Company;
(xiv)	any Security Document, Master Control Account Agreement or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected;
(xv)	any bank at which any deposit account, blocked account, lockbox account or other account of the Company is maintained shall fail to comply with any material term of any deposit account, blocked account, lockbox account or other similar agreement to which such bank is a party;
(xvi)	any material damage to, or loss, theft or destruction of, any collateral or a material amount of property of the Company, if any such event or circumstance could reasonably be expected to have a material adverse effect;
(xvii)	a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company that the equity conditions are satisfied or that there has been no equity conditions failure or as to whether any Event of Default has occurred;
(xviii)	the Company’s failure for any reason after the date that is six (6) months immediately following the date of issuance to satisfy the current public information requirement under Rule 144(c) of the Securities Act;
(xix)	if as of the applicable date of determination (A) the holder of the 2016 Note is not an affiliate of the Company and (B) the shares of Common Stock issuable pursuant to the terms of the 2016 Notes and/or exercise of the Warrants are eligible to be resold by the holder either pursuant to an effective registration statement in favor of the holder or Rule 144 of the Securities Act, the failure of such shares of Common Stock issuable pursuant to the terms of the 2016 Notes and/or such Warrant, as applicable, to be issued and delivered to the holder without any restrictive legends; or
(xx)	any Event of Default occurs with respect to any other 2016 Notes.

Description of the Warrants

Series H Warrants

In connection with the issuance of the 2016 Notes under the Securities Purchase Agreement, the Company issued Series H Warrants (the “Series H Warrants”), exercisable to acquire 56,250,000 shares of Common Stock.

Adjustment for dilutive events will occur if and whenever on or after June 29, 2016, the Company issues or sells, or in accordance with the terms of the Warrants is deemed to have issued or sold, or the Company publicly announces the issuance or sale of, any shares of Common Stock (except for certain excluded securities) and, for a consideration per share less (“New Issuance Price”) than a price equal to the exercise price in effect immediately prior to such issue or sale or deemed issuance or sale then immediately after such event the exercise price will be adjusted to equal the New Issuance Price. Similar adjustments are made for the issuance of options, convertible securities, and adjustments in exercise prices and conversion prices of such securities.

Each Series H Warrant is exercisable by the holder beginning six months after July 1, 2016 and continuing for a period five years thereafter. Each Series H Warrant will be exercisable initially $2.08, subject to adjustments for certain dilutive events and subject to an exercise price floor equal to $1.70 (the “Exercise Floor Price”).

Unless and until such time as the Company obtains the necessary stockholder approval as contemplated in this proxy statement, no adjustment to the exercise price shall cause the exercise price to be less than the Exercise Price Floor, as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction. Upon the receipt of such stockholder approval, however, any adjustment to the exercise price that would have been made pursuant to the terms of the Series H Warrants but for the Exercise Floor Price shall be made on the date of such receipt.

The exercise price of the warrants will also be adjusted upon the occurrence of certain corporate events, including stock splits and dividends and as deemed appropriate by the Company’s Board of Directors with the prior written consent of certain required holders of Series H Warrants.

The Series H Warrants are exercisable on a cashless basis in the event that there is no effective registration statement under the Securities Act covering the resale of the shares of Common Stock issuable upon exercise of the Series H Warrants. Pursuant to the registration rights agreement between the investors under the Securities Purchase Agreement and the Company, the Company is required to file a registration statement for these shares of Common Stock and the Company intends to file the registration statement in the near future.

Subordination Warrants

The Subordination Warrants were issued to Spring Forth Investments LLC and Utah Autism Foundation in relation to their agreement to enter into subordination agreements with the collateral agent in the Note Financing whereby each agreed to subordinate their debt to the 2016 Notes issued in the Note Financing. The Subordination Warrants have the same general material terms and conditions of the Series H Warrants.

The Subordination Warrants are exercisable for 1,687,500 shares of common stock. Each Subordination Warrant is exercisable by the holder beginning six months after July 1, 2016 and continuing for a period five years thereafter. Each Subordination Warrant will be exercisable initially at a price of $2.08, subject to adjustments for certain dilutive events (same as the Series H Warrants) and subject to an exercise price floor equal to the Exercise Floor Price ($1.70).

Why does the Company Need Stockholder Approval?

Our Common Stock is listed on The NASDAQ Capital Market and, as such, we are subject to the NASDAQ Stock Market Rules. NASDAQ Stock Market Rule 5635(d) is referred to as the “NASDAQ 20% Rule.” In order to comply with the NASDAQ 20% Rule and to satisfy conditions under the Securities Purchase Agreement, we are seeking stockholder approval for:

•	elimination of the Exchange Cap to permit the potential issuance of more than 20% of our outstanding Common Stock upon conversion of the 2016 Notes; and
•	elimination of the Exercise Floor Price for the potential issuance of Common Stock upon exercise of the Series H Warrants and Subordination Warrants at an exercise price below the Exercise Floor Price ($1.70) if the Company issues equity securities that trigger an adjustment pursuant to the terms of the Series H Warrants and Subordination Warrants, in which case the exercise price would be set at the per share price or deemed per share price of securities issued in the dilutive transaction.

Elimination of the Exchange Cap

The NASDAQ 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of Common Stock or securities convertible into or exchangeable for Common Stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of the Common Stock or voting power of the issuer outstanding before the transaction.

Without the Exchange Cap, the aggregate number of shares of Common Stock issuable upon the conversion of the 2016 Notes could exceed 20% of our outstanding Common Stock on the date we closed the Note Financing and could potentially be issued at a price less than the greater of the book value or market of the shares on the applicable date. Therefore, the Exchange Cap was added to the provisions of the 2016 Notes which restrict the 2016 Notes from being convertible into shares of Common Stock in excess of 19.9% of our outstanding Common Stock on the date we closed the Note Financing.

To meet the requirements of the NASDAQ 20% Rule, we need stockholder approval under the listing rules of NASDAQ to remove the Exchange Cap provisions under the 2016 Notes to permit the potential issuance of more than 20% of our outstanding Common Stock upon conversion of the 2016 Notes.

Elimination of Series H Warrant and Subordination Warrant Exercise Floor Price

In relation to the shares of Common Stock issuable upon exercise of the Series H Warrants and Subordination Warrants, typically such shares would be included in the calculation for determining if the Note Financing exceeded 20% of the outstanding shares of Common Stock in relation to the NASDAQ 20% Rule. The Exercise Floor Price was added to the Series H Warrants and Subordination Warrants and the initial exercisability date of the Series H Warrants and Subordination Warrants was pushed out for six months because NASDAQ will not count in such 20% calculation shares of Common Stock issuable upon exercise of warrants if such warrants are not exercisable for at least six months following their date of issuance and are exercisable at or above the market price of the common stock on the date of issuance.

To meet the requirements of the NASDAQ 20% Rule, we need stockholder approval under the listing rules of NASDAQ to remove the Exercise Floor Price for the potential issuance of Common Stock upon exercise of the Series H Warrants and Subordination Warrants at an exercise price below the Exercise Floor Price ($1.70).

What is the Effect on Current Stockholders if the NASDAQ 20% Issuance Proposal is Approved?

If our stockholders approve this proposal, we will be able to:

•	eliminate the Exchange Cap in the 2016 Notes and therefore potentially issue shares of Common Stock issuable upon the conversion of the 2016 Notes in excess of 20% of our issued and outstanding shares of Common Stock as of the date we closed the Note Financing pursuant to the terms of the Securities Purchase Agreement; and
•	eliminate the Exercise Floor Price in the Series H Warrants and Subordination Warrants and therefore potentially issue shares of Common Stock issuable upon exercise of the Series H Warrants and Subordination Warrants at an exercise price below the Exercise Floor Price ($1.70) if the Company issues equity securities that trigger an adjustment pursuant to the terms of the Warrants, in which case the exercise price would be set at the per share price or deemed per share price of securities issued in the dilutive transaction.

Effect of Elimination of Exchange Cap

If stockholders approve the NASDAQ 20% Issuance Proposal, current stockholders may experience significant dilution of their current equity ownership in the Company. There are two principal ways in which the 2016 Notes may be converted into shares of Common Stock: (1) conversion at the election of the holder of the 2016 Notes and (2) conversion into shares of Common Stock of the cash amount due under the fifteen amortization installment payments on the 2016 Notes.

Effect of Elimination of the Series H Warrants and Subordination Warrants Exercise Floor Price

Removal of the Exercise Floor Price will not result in the issuance of more shares of Common Stock under the terms of the Series H Warrants and Subordination Warrants, but will permit the holders of such Series H Warrants and Subordination Warrants to acquire shares of Common Stock at an exercise price below the current Exercise Floor Price ($1.70), if the Company issues equity securities triggering an adjustment to the exercise price pursuant to the anti-dilution terms of the Series H Warrants and Subordination Warrants.

As noted above under “Description of Warrants”, the approval of the stockholders of this proposal could result in the exercise price of the Series H Warrants and Subordination Warrants being immediately adjusted to reflect any dilutive issuances that occurred prior to this stockholder approval, if any, to the extent such prior dilutive issuances would have lowered the exercise price below the Exercise Floor Price but for such provision. As of the date of this proxy statement no such dilutive issuances have occurred; however the Company may engage in one or more transactions subsequent to the date hereof that may qualify as dilutive issuances under the terms of the Series H Warrants and Subordination Warrants.

What is the Effect on Current Stockholders if the NASDAQ 20% Issuance Proposal is not Approved?

If our stockholders do not approve this proposal, we will not meet certain equity conditions under the 2016 Notes required for the release to us from our restricted accounts of the full cash purchase price of the 2016 Notes. As noted above, at closing we received $6 million in cash. In order for us to receive access to the additional $62 million in our restricted accounts under the terms of the 2016 Notes, stockholders must approve this proposal. If approval is not obtained, unless the equity conditions are waived by the required number of holders of such 2016 Notes pursuant to their terms, the additional $62 million under the terms of the 2016 Notes will not be released from our restricted accounts.

In addition, we will be required to seek stockholder approval of this proposal every three months until we receive stockholder approval of this proposal or the 2016 Notes and Warrants expire or are all converted or exercised pursuant to their terms. We are not seeking the approval of our stockholders to authorize our entry into the Securities Purchase Agreement and related transaction documents, as we have already entered into the Securities Purchase Agreement and related transaction documents, which are binding obligations on us. The failure of our stockholders to approve the proposal will not negate the existing terms of the documents relating to the Note Financing. The 2016 Notes, Series H Warrants and Subordination Warrants were issued at the closing of the Note Financing will remain outstanding and the terms of the 2016 Notes, the Series H Warrants and Subordination Warrants will remain binding obligations of the Company.

Who are the investors in the Note Financing and holders of the Series H Warrants and Subordination Warrants?

The investors in the Note Financing and the principal aggregate amount of 2016 Notes and related Series H Warrants held by each such investor is set forth on the Schedule of Buyers attached hereto as Appendix B. The Subordination Warrants were issued to Springforth Investments LLC and the Utah Autism Foundation in equal amounts; Mr. David Spafford, our Chairman of the Board, is principal of both entities.

Where can I find more information regarding the Note Financing, the Securities Purchase Agreement, the 2016 Notes, the Series H Warrants and the Subordination Warrants?

The above descriptions set forth the material terms of the 2016 Notes and Series H Warrants. A more detailed description of the Note Financing, the Securities Purchase Agreement, the 2016 Notes, the Series H Warrants, and related transaction documents can be read in the Company’s Current Report on Form 8-K as filed with the SEC on June 29, 2016.

The Securities Purchase Agreement, the Form of Note and the Form of Series H Warrant are attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the SEC on June 29, 2016.

How does the Company Intend to Use the Proceeds from the Note Financing?

We intend to use the net proceeds of the Note Financing for general operating purposes.

Required Vote of Stockholders

Approval of the this proposal requires the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or by proxy at the Special Meeting and actually voted on this proposal. This proposal is a non-routine matter and shares may not be voted on by your broker if you do not submit voting instructions.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE NASDAQ 20% ISSUANCE PROPOSAL

PROPOSAL IV — REVERSE STOCK SPLIT

Introduction

In order maintain compliance with our Convertible Notes issued pursuant to the Securities Purchase Agreement, Dated December 28, 2015 (the “2015 SPA”) and other considerations detailed below, our Board has unanimously determined that it is in the best interests of the Company and our stockholders to amend Article IV.A of the Certificate of Incorporation (such amendment as shown in Appendix C) to effect a reverse stock split of our issued and outstanding shares of Common Stock at a ratio between 40-to-1 and 80-to-1 and effective upon a date on or prior to December 31, 2016 to be determined by the Board (the “Reverse Stock Split”).

Why did the Board approve the Reverse Stock Split?

Note Financing Obligations

On December 30, 2015, the Company issued $22.1 million in aggregate principal amount of senior secured convertible notes of the Company (the “2015 Notes”) to certain purchasers pursuant to the Securities Purchase Agreement, dated December 28, 2015 (the “2015 SPA”) between us and such purchasers. On July 1, 2016, the Company issued the 2016 Notes to certain purchasers pursuant to the Securities Purchase Agreement, dated June 29, 2016 (the “2016 SPA”) between us and such purchasers.

Conversion Floor Price

Pursuant to the terms of the 2015 Notes, amortization payments by the Company to the holders of such 2015 Notes may not be converted into shares of Common Stock at a price of less than $0.20 per share. Pursuant to the terms of the 2016 Notes, amortization payments by the Company to the holders of such 2016 Notes may not be converted into shares of Common Stock at a price of less than $1.00 per share. If our stock price is below $0.20 per share at the time such payments are to be made, then the Company will be required to pay cash to the holders of such 2015 Notes and 2016 Notes to make up the difference between the calculated value for the shares of Common Stock to be delivered pursuant to the terms of the 2015 Notes and 2016 Notes without regard to such floor price and the floor price per share. Further, if the market value of the shares of Common Stock is below the stated floor price for conversions of amortization payments under the 2015 Notes, the holders of such notes may choose to defer such amortization payments and thereby delay the release of restricted cash from the Company’s restricted accounts.

Anti Dilution Protections of Notes

The conversion price of the 2015 Notes and 2016 Notes is subject to adjustment in the event we issue Common Stock or securities convertible into Common Stock at a price lower than the then-current exercise price. As a result of these adjustments, we could be required to issue a significant number of shares of our Common Stock upon conversion of the 2015 Notes and 2016 Notes, especially if the stockholders approve removal of the current cap on the issuance of shares of Common Stock under the 2016 Notes pursuant to Proposal III hereunder. In the event the Reverse Stock Split is not approved and the increase in authorized shares, we will have insufficient shares to effect a conversion of the Notes which will result in an authorized share failure and may require us to settle such obligations in cash.

Authorized Shares

Pursuant to the terms of the 2015 SPA and 2015 Notes, we are required to reserve 120,000,000 shares of Common Stock for issuance pursuant to the terms of the 2015 Notes and Series D Warrants. Further, pursuant to the terms of the 2016 SPA and the 2016 Notes, we are required to reserve (i) during the period from June 29, 2016 until December 31, 2016, 69,000,000 shares of Common Stock; and thereafter (ii) up to 150,000,000 shares of Common Stock, subject to certain adjustments as set forth in the 2016 SPA.

Based on our current authorized capital of 200,000,000 shares of Common Stock (see Proposal V), 46,124,986 shares of Common Stock issued and outstanding on August 19, 2016, 120,000,000 shares of Common Stock reserved for the 2015 Notes and related Series D Warrants, the 69,000,000 shares of Common Stock reserved for the 2016 Notes and related Series H Warrants and 4,768,216 shares of Common Stock reserved for issuance pursuant to our other outstanding warrants, options and preferred stock, we do not currently have sufficient authorized capital to meet our reservation requirements under the 2016 Notes and an authorized share failure has occurred. Upon occurrence of such authorized share failure the Company has seventy-five (75) days to call a special meeting of stockholders to cure the authorized share failure. If the Company cannot cure the authorized share failure (either through the approval by the shareholders of the Reverse Stock Split or the Authorized Share Increase or both) or is otherwise unable to issue shares of common stock upon conversion of the 2016 Notes or exercise of the Series H Warrants, the Company will be required to settle such obligations in cash amounts as calculated pursuant to the terms of those securities.

Continued NASDAQ Compliance

The quantitative listing standards of The NASDAQ Stock Market, or NASDAQ, require, among other things, that listed companies maintain a minimum closing bid price of $1.00 per share. As of August 19, 2016, the Company’s closing bid price has been below $1.00 for 24 consecutive trading days.

While the Company has not yet received a delisting notice from The NASDAQ Stock Market related to our closing bid price, we may receive such a notification if our shares of Common Stock continue to have a minimum closing bid price below $1.00. We are also currently subject to be involuntarily delisted from trading on The NASDAQ Capital Market if we fail to regain compliance with the market value of listed securities requirement of $35 million by October 10, 2016 or the NASDAQ Listing Qualifications Panel determines we have not met the requirements of our plan to regain compliance with NASDAQ listing standards. A delisting of our Common Stock is likely to reduce the liquidity of our Common Stock and may inhibit or preclude our ability to raise additional financing and may also materially and adversely impact our credit terms with our vendors.

Attraction of Institutional Investors

The Board also recommended the Reverse Stock Split, in part, because the Board and management of the Company believe that the Company can improve the marketability and liquidity of its common stock, especially with institutional investors, if the share price of the common stock is increased to a range closer to $5.00 per share.

Board Determination

The Board has considered the potential harm to the Company and our stockholders of the following:

•	In the event the Reverse Stock Split is not approved, there will be an ongoing authorized share failure under the terms of the 2016 Notes and Series H Warrants. If we cannot cure the authorized share failure or we are otherwise unable to issue shares of common stock upon conversion of the 2016 Notes or exercise of the Series H Warrants, the Company will be required to settle such obligations in cash amounts as calculated pursuant to the terms of those securities. Given the Company’s current cash position, the Board has determined that settling the obligations of the 2016 Notes or the Series H Warrants in cash would negatively impact the Company’s business plans and not be in the best interests of the Company’s stockholders.
•	In the event the Reverse Stock Split is not approved, the price per share of the Company’s common stock may be below the conversion floor prices set forth in the 2015 Notes and 2016 Notes and the Company will be required to make cash payments to the holders of such notes in connection with the conversion of amortization payments under such notes. Further, if the price per share of the Company’s common stock is below the conversion floor price of the 2015 Notes, the holders of such 2015 Notes may defer amortization payments until later dates, thereby delaying the release of cash from the Company’s restricted accounts. Given the Company’s current cash position, the Board has determined that settling such cash obligations under the 2015 Notes and 2016 Notes or a delay in the release of cash from restricted accounts under the 2015 Notes, would negatively impact the Company’s business plans and not be in the best interests of the Company’s stockholders.
•	The Board has considered the potential harm to the Company and our stockholders should NASDAQ delist our Common Stock. Delisting from NASDAQ would adversely affect our ability to raise additional financing through the public or private sale of equity securities and would significantly affect the ability of investors to trade our securities. Delisting would also likely negatively affect the value and liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets.
•	Furthermore, in approving the proposal authorizing the Reverse Stock Split, the Board considered that our Common Stock, at its current price, may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Institutional investors may be prohibited from purchasing lower priced stocks based on their internal policies or governing documents. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks.

Even if the Company effects the Reverse Stock Split, the Company may still be subject to delisting if (i) the Company fails to meet the minimum price of listed securities of $35 million by October 10, 2016 or (ii) the bid price of the Common Stock fails to stay above $1.00 and the Company is not otherwise able to meet such requirements following notification from the NASDAQ and all applicable grace-periods under the NASDAQ listing standards.

What amendments are being made to the Certificate of Incorporation?

The following paragraph will be added to Article IV.A of the Certificate of Incorporation:

“Upon the effectiveness of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, every [number of shares] shares of the Corporation’s issued and outstanding Common Stock, par value $0.0001 per share, that are issued and outstanding immediately prior to [date] shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, par value $0.0001 per share, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Common Stock pursuant to the provisions of this Article, such stockholder shall receive one whole share of Common Stock in lieu of such fractional share and no fractional shares shall be issued.”

Does the Board recommend approval of the Reverse Stock Split?

Yes. After considering the entirety of the circumstances, the Board has unanimously concluded that the Reverse Stock Split is in the best interests of the Company and its stockholders and the Board unanimously recommends that the Company’s stockholders vote in favor of the Reverse Stock Split.

What vote is required to approve the Reverse Stock Split?

The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock is required to amend the Certificate of Incorporation to effect the Reverse Stock Split. Failures to vote and abstentions will be the equivalent of a vote against this proposal.

Material Effects of the Proposed Reverse Stock Split

Upon the effectiveness of the amendment to our Certificate of Incorporation effecting the Reverse Stock Split, the outstanding shares of our Common Stock will be combined into a lesser number of shares such that one share of our Common Stock will be issued for a specified number of shares, which number shall be equal to or greater than 40 and equal to or less than 80, of outstanding shares of our Common Stock, with the exact number within such range to be determined by the Board prior to the effective time of such amendment. In connection with the Reverse Stock Split, any fractional shares that would otherwise be issued as a result of the Reverse Stock Split will be rounded up to the nearest whole share. Even if stockholder approval of the Reverse Stock Split is obtained, the Board may abandon the Reverse Stock Split in its sole discretion if it determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

The Reverse Stock Split will not change the number of authorized shares of our Common Stock (see Proposal V regarding the Authorized Share Increase).

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company (subject to the treatment of fractional shares). In addition, the Reverse Stock Split will not affect any holder of Common Stock’s proportionate voting power (subject to the treatment of fractional shares).

Based on our shares of Common Stock outstanding as of August 19, 2016, the principal effects of the Reverse Stock Split will be that the number of shares of our Common Stock issued and outstanding will be reduced from 46,124,986 shares as of August 19, 2016 to a range of 1,153,125 shares (if a 1-for-40 ratio is chosen) to 576,563 shares (if a 1-for-80 ratio is chosen), depending on the exact exchange ratio chosen by the Board and without giving effect to any rounding up of fractional shares.

The table below sets forth, as of August 19, 2016 and for illustrative purposes only, certain effects of the potential ratios of between 1-for-40 and 1-for-80, inclusive, including our total outstanding Common Stock equivalents (without giving effect to the treatment of fractional shares).

	Common Stock and Equivalents Outstanding Prior to Reverse Stock Split		Common Stock and Equivalents Outstanding Assuming Certain Reverse Stock Split Ratios
	Shares	Percent of Total	1-for-40	1-for-60	1-for-80
Common Stock outstanding	46,124,986	19.0%	1,153,125	768,750	576,563
Common Stock underlying options	404	0.0%	11	7	6
Common Stock underlying warrants and preferred stock	61,117,860	25.1%	1,527,947	1,018,631	763,974
Common Stock issuable upon conversion of 2015 Notes(1)	61,026,081	25.1%	1,525,653	1,017,102	762,827
Common Stock issuable upon conversion of 2016 Notes(2)	75,000,000	30.8%	1,875,000	1,250,000	937,500
Total Common Stock and equivalents	243,269,331	100%	6,081,736	4,054,490	3,040,870
Common Stock available (shortfall) for future issuances(3)	(43,269,331)	—	193,918,264	195,945,510	196,959,130

(1)	The numbers in the chart reflect the number of shares of Common Stock issuable upon conversion of the total remaining aggregate principal amount of such notes of $6,302,848 based on a conversion price of $0.20 the floor price for the settlement of installment payments under the terms of such 2015 Notes and 29,511,841 shares to be issued in the August 31, 2016 installment date true-up.
(2)	The numbers in the chart reflect the number of shares of Common Stock issuable upon conversion of the total aggregate principal amount of such notes of $75 million based on a conversion price of $1.00 the floor price for the settlement of installment payments under the terms of such 2016 Notes.
(3)	Pursuant to the Company’s agreement with the purchasers of its 2015 Notes, the Company has agreed to reserve 120 million shares of Common Stock for issuance upon conversion of such 2015 Notes, settlement of installment payments under such 2015 Notes and settlement of the exercise of Series D Warrants. The number of shares available for issuance in the table above assumes conversion of the remaining aggregate principal amount of such notes of $6,302,848 at the conversion rate of $0.20 and 29,511,841 shares to be issued in the August 31, 2016 installment date true-up. Pursuant to the Company’s agreement with the purchasers of its 2016 Notes, the Company has agreed to reserve 69,000,000 shares of Common Stock increasing to 150,000,000 shares of Common Stock following December 31, 2016 for issuance upon conversion of such 2016 Notes, settlement of installment payments under such 2016 Notes and settlement of the exercise of Series H Warrants. The number of shares available for issuance in the table above assumes conversion of the entire principal amount of such notes, $75 million, at the conversion rate of $1.00. Common stock available for issuance is based on 200,000,000 shares of Common Stock authorized for issuance. See “Proposal V — Authorized Share Increase” below. If the Authorized Share Increase is approved, then the number of shares available for issuance will increase by 150,000,000 in each case

As illustrated by the table above, the Reverse Stock Split would significantly increase the number of authorized and unissued shares of Common Stock available to settle the exercise or conversion, of our outstanding derivative securities and avoid the penalties associated with being unable to settle such conversions and exercises. In addition, the Reverse Stock Split would significantly increase the ability of our Board to issue authorized and unissued shares in future equity financings.

In determining which ratio to implement, if any, following receipt of stockholder approval, our Board may consider, among other things, various factors such as:

•	the historical trading price and trading volume of our Common Stock;
•	the then prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock;
•	our ability to continue our listing on The NASDAQ Capital Market;
•	which ratio would result in the least administrative cost to us;
•	the number of shares of Common Stock needed to satisfy the settlement of the Company’s outstanding 2015 Notes and 2016 Notes; and
•	prevailing general market and economic conditions.

The principal effects of the Reverse Stock Split will be as follows:

•	each 40 to 80 shares of Common Stock, inclusive, as determined in the sole discretion of our Board, will be combined into one new share of Common Stock, with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share;
•	the number of shares of Common Stock issued and outstanding will be reduced accordingly, as illustrated in the table above;
•	proportionate adjustments will be made to the per share exercise prices and/or the number of shares of Common Stock issuable upon exercise or conversion of outstanding preferred shares, options, warrants, and any other convertible or exchangeable securities, including the Company’s senior secured convertible notes, entitling the holders to purchase, exchange for, or convert into, shares of Common Stock, which will result in approximately the same aggregate price being required to be paid for such securities upon exercise or conversion as had been payable immediately preceding the Reverse Stock Split;
•	the Company will have available shares to conduct future equity financings;
•	the number of shares reserved for issuance or under the securities described immediately above will be reduced proportionately; and
•	the number of shares of Common Stock available for future issuance will increase accordingly, as illustrated in the table above.

Possible Anti-Takeover Implications of the Reverse Stock Split

The issuance in the future of additional shares of our Common Stock made available by the Reverse Stock Split may have the effect of diluting the earnings or loss per share and book value per share, as well as the ownership and voting rights of the holders of our then-outstanding shares of Common Stock. In addition, an increase in the number of authorized but unissued shares of our Common Stock due to the Reverse Stock Split may have a potential anti-takeover effect, as our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control us. Further, the ability to issue our shares of Common Stock at a lower price may afford the Company added flexibility to deter a potential takeover of the Company by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires at a very low par value. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of Common Stock compared to the then-existing market price. The Reverse Stock Split is not being recommended by our Board as part of an anti-takeover strategy.

Reservation of Right to Delay the Filing of, or Abandon, the Reverse Stock Split and Par Value Change

If stockholder approval is obtained to effect the Reserve Stock Split, the Board expects to select an appropriate ratio and will implement the Reverse Stock Split on or before December 31, 2016. However, the Board reserves the authority to decide, in its sole discretion, to delay or abandon the Reverse Stock Split after such vote and before the effectiveness of the Reverse Stock Split if it determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

The Board will also consider whether the Authorized Share Increase (see Proposal V below) is approved and implemented in determining whether to effect the Reverse Stock Split.

Fractional Shares

Our stockholders will not receive fractional post-Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

No Going Private Transaction

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the U.S. Exchange Act. Following the Reverse Stock Split, the Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Effective Time

The proposed Reverse Stock Split would become effective as of 12:01 a.m., Eastern Time on the date specified in the amendment to the Certificate of Incorporation effecting the Reverse Stock Split as filed with the office of the Secretary of State of Delaware or such other time on that date as the Board may determine (the “Effective Time”). Except as explained above with respect to fractional shares, at the Effective Time, shares of our Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of our stockholders, into one share of our Common Stock in accordance with the ratio of between 1 for 40 and 1 for 80.

After the Effective Time, our Common Stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

After the Effective Time, we will continue to be subject to periodic reporting and other requirements of the Exchange Act. Unless our Common Stock is delisted by NASDAQ because of our failure to comply with the $1.00 minimum bid price requirement or the minimum value of listed securities, our Common Stock will continue to be listed on The NASDAQ Capital Market under the symbol “GBSN.”

Procedures for effecting the Reverse Stock Split and Exchange of Stock Certificates

If the Company’s stockholders approve the Reverse Stock Split and the Board determines that it is in the Company’s best interest to effect the Reverse Stock Split, the Reverse Stock Split would become effective at such time as the amendment to the Certificate of Incorporation, the form of which is attached as Appendix C to this Proxy Statement, is filed with the Secretary of State of Delaware or such time and date as stated therein when filed.

As soon as practicable after the effective date of the Reverse Stock Split, the Company will notify its stockholders that the Reverse Stock Split has been implemented. American Stock Transfer & Trust Company, the Company’s transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares of our Common Stock will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares of our Common Stock in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to the Company’s common stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the Reverse Stock Split. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Effect on Registered and Beneficial Holders of Common Stock

Upon the effectiveness of the Reverse Stock Split, shares of our Common Stock held by stockholders that hold their shares through a broker or other nominee will be treated in the same manner as shares held by registered stockholders that hold their shares in their names. Brokers and other nominees that hold shares of our Common Stock will be instructed to effect the Reverse Stock Split for the beneficial owners of such shares. However, those brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split. Stockholders whose shares of our Common Stock are held in the name of a broker or other nominee are encouraged to contact their broker or other nominee with any questions regarding the procedure of implementing the Reverse Stock Split with respect to their shares.

Effect on Registered “Book-Entry” Holders of Our Common Stock

Registered holders of shares of our Common Stock may hold some or all of their shares electronically in book-entry form under the direct registration system for the securities. Those stockholders will not have stock certificates evidencing their ownership of shares of our Common Stock, but generally have a statement reflecting the number of shares registered in their accounts.

Stockholders that hold registered shares of our Common Stock in book-entry form do not need to take any action to receive post-Reverse Stock Split shares. Any such stockholder that is entitled to post-Reverse Stock Split shares will automatically receive, at the stockholder’s address of record, a transaction statement indicating the number of post-Reverse Stock Split shares held following the implementation of the Reverse Stock Split.

Dissenters’ Rights

Our stockholders will not be entitled to dissenters’ rights with respect to the proposed amendment to the Certificate of Incorporation in connection with the Reverse Stock Split.

No Effect on Authorized Preferred Stock

Pursuant to our Certificate of Incorporation, our capital stock consists of a total of 205,000,000 authorized shares, of which 200,000,000 shares, par value $0.0001 per share, are designated as Common Stock and 5,000,000 shares, par value $0.001 per share, are designated as preferred stock. The proposed Reverse Stock Split would not impact the total authorized number of shares of preferred stock or the par value of the preferred stock. See however Proposal V — Authorized Share Increase.

Effect on Dividends

The payment of dividends, including the timing and amount dividends, must be made in accordance with our Certificate of Incorporation and the requirements of the Delaware General Corporation Law (the “DGCL”). We cannot assure you that any dividends will be paid in the future on the shares of Common Stock. Any declaration and payment of future dividends to holders of our Common Stock will be at the discretion of our Board and will depend on many factors, including our financial condition, earnings, capital requirements, level of indebtedness, statutory future prospects and contractual restrictions applicable to the payment of dividends, and other considerations that our Board deems relevant. The decrease in par value may affect our ability to make dividend payments. Under the DGCL, the aggregate par value must be deducted from the amount available for dividends (the result being “surplus,” out of which dividends can be paid). Accordingly, the reduction in par value contemplated by this proposal would increase our surplus for DGCL purposes, and therefore our potential dividend paying ability.

Accounting Matters

The Reverse Stock Split will change the par value of the shares of our Common Stock and the number of shares of Common Stock issued and outstanding. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to the shares of our Common Stock on our balance sheet will be reduced proportionately based on the ratio chosen by the Board for the Reverse Stock Split to reflect the new number of shares outstanding and the new par value, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated because there will be fewer shares of Common Stock outstanding.

Effect on Our Preferred Shares, Senior Secured Convertible Notes, Options and Warrants

If the Reverse Stock Split is effected, the number of shares of Common Stock issuable upon exercise or conversion of our outstanding preferred shares, stock options (including shares reserved for issuance under the Company’s stock plans) and warrants will be proportionately adjusted by the applicable administrator, using the ratio as the Reverse Stock Split, rounded up to the nearest whole share. In connection with the Reverse Stock Split, the Board or the applicable administrator will implement only applicable technical, conforming changes to the securities, including ratably reducing the authorized shares of Common Stock available for awards under the Company’s stock plans. In addition, the conversion price for each outstanding preferred share and senior secured convertible notes and the exercise price for each outstanding stock option and warrant would be increased in inverse proportion to the split ratio such that upon an conversion or exercise, the aggregate conversion price for conversion of preferred stock or senior secured convertible notes and the aggregate exercise price payable by the optionee or warrant holder to the Company for the shares subject to the option or warrant would remain approximately the same as the aggregate exercise price prior to the Reverse Stock Split.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock or any other of our securities.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of material United States federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. Except where noted, this summary deals only with our Common Stock that is held as a capital asset.

This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and United States Treasury regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in United States federal income tax consequences different from those summarized below.

This summary does not address all aspects of United States federal income taxes that may be applicable to holders of Common Stock and does not deal with non-U.S., state, local or other tax considerations that may be relevant to stockholders in light of their particular circumstances. In addition, it does not represent a detailed description of the United States federal income tax consequences applicable to you if you are subject to special treatment under the United States federal income tax laws (including if you are a dealer in securities or currencies; a financial institution; a regulated investment company; a real estate investment trust; an insurance company; a tax-exempt organization; a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle; a trader in securities that has elected the mark-to-market method of accounting for your securities; a person liable for alternative minimum tax; a person who owns or is deemed to own 10% or more of our voting stock; a partnership or other pass-through entity for United States federal income tax purposes; a person whose “functional currency” is not the United States dollar; a United States expatriate; a “controlled foreign corporation”; or a “passive foreign investment company”).

We cannot assure you that a change in law will not alter significantly the tax considerations that we describe in this summary. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to stockholders as a result of the Reverse Stock Split.

If a partnership (or other entity treated as a partnership for United States federal income tax purposes) holds our Common Stock, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding our Common Stock, you should consult your own tax advisors.

We believe that the Reverse Stock Split, if implemented, would be a tax-free recapitalization under the Code. If the Reverse Stock Split qualifies as a tax-free recapitalization under the Code, then, generally, for United States federal income tax purposes, no gain or loss will be recognized by the Company in connection with the Reverse Stock Split, and no gain or loss will be recognized by stockholders that exchange their shares of pre-split Common Stock for shares of post-split Common Stock. The post-split Common Stock in the hands of a stockholder following the Reverse Stock Split will have an aggregate tax basis equal to the aggregate tax basis of the pre-split Common Stock held by that stockholder immediately prior to the Reverse Stock Split. A stockholder’s holding period for the post-split Common Stock generally will be the same as the holding period for the pre-split Common Stock exchanged therefor.

Alternative characterizations of the Reverse Stock Split are possible. For example, while the Reverse Stock Split, if implemented, would generally be treated as a tax-free recapitalization under the Code, stockholders whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share. However, we believe that, in such case, the resulting tax liability may not be material in view of the low value of such fractional interest. Stockholders should consult their own tax advisors regarding the characterization of the Reverse Stock Split for United States federal income tax purposes.

Certain Risks Associated with the Reverse Stock Split

The Board believes that the Reverse Stock Split will increase the price level of our shares of Common Stock and, as a result, may enable the Company to have sufficient shares to settle conversions of the 2015 Notes and 2016 Notes and maintain a higher closing bid price on the NASDAQ. There are a number of risks associated with the Reverse Stock Split, including as follow:

•	The Board cannot predict the effect of the Reverse Stock Split upon the market price for our shares of Common Stock, and the history of similar reverse stock splits for companies in like circumstances has varied.
•	The Reverse Stock Split will dramatically reduce the number of issued and outstanding shares of Common Stock relative to the number of authorized shares of Common Stock, currently 200,000,0000 but potentially 350,000,000 if the Authorized Share Increase is approved and implemented by the Board. A large amount of available shares of Common Stock could have adverse consequences, including but not limited to if the price of our Common Stock continues to decrease, the number of shares of Common Stock required to settle the 2015 Notes and 2016 Notes will continue to increase, and we may be required to issue a large number of shares of Common Stock to settle such conversions, which could massively dilute current stockholders, or if we run out of available authorized shares of Common Stock, we could be forced to make large cash settlement payments, for which we might not have sufficient available capital.
•	The market price per share of Common Stock after the Reverse Stock Split may not rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Stock Split. If the market price of our shares of Common Stock declines after the Reverse Stock Split, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

•	The market price per share of our shares of Common Stock post-Reverse Stock Split may not remain in excess of the per share conversion floor prices in the 2015 Notes ($0.20) or the 2016 Notes ($1.00) or the minimum bid price per share as required by NASDAQ, thereby negating the anticipated benefits of the Reverse Stock Split.
•	The Company may fail to meet the other requirements for continued listing on the NASDAQ, including the minimum value of listed securities, as described above, resulting in the delisting of our Common Stock.
•	The market price of our shares of Common Stock may also be affected by the Company’s performance and other factors, the effect of which the Board cannot predict.
•	Although the Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our Common Stock. As a result, the trading liquidity of the shares of our Common Stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.
•	The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our Common Stock. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our Common Stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for us to meet the NASDAQ Listing Rule regarding minimum value of listed securities, which could result in our shares of Common Stock being delisted from the NASDAQ Capital Market.
•	In the future, the market price of the shares of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price of the shares of our Common Stock prior to the Reverse Stock Split.
•	If the Reverse Stock Split is effected and the market price of the shares of our Common Stock then declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. Additionally, the liquidity of the shares of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the implementation of the Reverse Stock Split.
•	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.
•	In the event the Reverse Stock Split is approved we will have additional shares of Common Stock to settle our obligations under the 2015 Notes, 2016 Notes, the Series D Warrants, the Series H Warrants, and the Series G Warrants which will result in significant dilution to our stockholders. Additionally, such additional shares will be available for issuance pursuant to future potential equity financings of the Company, including but not limited to, the proposed unit financing under the Company’s S-1 registration statement (No. 333-213144) filed with the SEC on August 15, 2016, with financings will result in significant dilution to our stockholders.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

PROPOSAL V — AUTHORIZED SHARE INCREASE

Introduction

In order to maintain compliance with the 2016 Notes issued pursuant to the 2016 SPA, our Board has unanimously adopted resolutions (1) declaring an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 200,000,000 to 350,000,000 as advisable (such amendment as shown in Appendix C), and (2) directing that a proposal to approve such Authorized Share Increase be submitted to the holders of our common stock for approval (which is required, among other conditions, for the release of funds from the 2016 Notes restricted accounts).

Why did the Board approve the Authorized Share Increase?

Pursuant to the terms of the 2015 SPA and 2015 Notes, we are required to reserve 120,000,000 shares of common stock for issuance pursuant to the terms of the 2015 Notes and Series D Warrants. Further, pursuant to the terms of the 2016 SPA and the 2016 Notes, we are required to reserve (i) during the period from June 29, 2016 until December 31, 2016, 69,000,000; and thereafter (ii) up to 150,000,000 shares of Common Stock, subject to certain adjustments as set forth in the 2016 SPA

Based on our current authorized capital of 200,000,000 shares of Common Stock, 46,124,986 shares of Common Stock issued and outstanding on August 19, 2016, 120,000,000 shares of common stock reserved for the 2015 Notes and related Series D Warrants, the 69,000,000 shares of Common Stock reserved for the 2016 Notes and related Series H Warrants and 4,768,174 shares of Common Stock reserved for issuance pursuant to our other outstanding warrants, options and preferred stock, we do not currently have sufficient authorized capital to meet our reservation requirements under the 2016 Notes and an authorized share failure has occurred. Upon occurrence of such authorized share failure the Company has seventy-five (75) days to call a special meeting of stockholders to cure the authorized share failure. If the Company cannot cure the authorized share failure (either through the approval by the shareholders of the Reverse Stock Split or the Authorized Share Increase or both) or is otherwise unable to issue shares of common stock upon conversion of the 2016 Notes or exercise of the Series H Warrants, the Company will be required to settle such obligations in cash amounts as calculated pursuant to the terms of those securities.

What is the purpose of the Authorized Share Increase?

The Board recommends the Authorized Share Increase for the following reasons:

•	To permit the Company to meet its requirements under the 2016 Notes to issue shares of Common Stock to holders of the Company’s 2015 Notes and 2016 Notes upon conversion of such notes;
•	To permit the Company to meet its requirements under the 2016 Notes and the Series H Warrants to reserve sufficient shares of Common Stock for issuance upon conversion of the 2016 Notes and upon exercise of the Series H Warrants;
•	To permit the Company to make future issuances or exchanges of Common Stock for capital raising purposes or to restructure outstanding securities of the Company; and
•	To permit the Company to make future issuances of options, warrants and other convertible securities.

What could happen if the stockholders do not approve the Authorized Share Increase?

•	If we do not receive stockholder approval for the Authorized Share Increase and the Reverse Stock Split is not approved or not implemented, we will have insufficient authorized shares of Common Stock to meet our reservation obligations under the 2016 SPA, the 2016 Notes and the Series H Warrants and we will be required to continue to seek stockholder approval of an Authorized Share Increase and/or Reverse Stock Split to meet such obligations.

•	Further, if we don’t have sufficient shares of Common Stock for settlement of conversions of the 2015 Notes and 2016 Notes, we will be required to make cash payments with respect to the conversion of such notes. As of June 30, 2016, we had cash and restricted cash of approximately $14.3 million and as of the date hereof we had insufficient cash and restricted cash to settle such payments in cash and continue to meet our on-going liquidity requirements to implement our business plan. To the extent our cash and restricted cash are insufficient to enable us to make cash payments with respect to 2015 Notes and 2016 Notes, if we are unable to negotiate a settlement or restructuring with the holders of such notes, we may be required to seek protection under the federal bankruptcy laws.
•	If we do not increase our authorized shares of Common Stock, we may be unable to conduct further offerings of our equity securities to raise additional capital to implement our business plan or to further our corporate objectives.

If the stockholders approve the Authorized Share Increase, does the Company have plans for future issuances of shares of Common Stock?

Given the Company’s current available capital, its cash and cash equivalents, its history of operating at a loss and its need for additional capital to implement its plan of operations, the Company currently anticipates that it will be required to commence an offering of its equity securities in the near future. As of the date of this Proxy Statement, the Company has not entered into any formal agreements with respect to the securities it might offer or the terms and conditions of such offering, but (i) the Company anticipates that the securities it offers might consist of units, shares of Common Stock, Common Stock purchase warrants, convertible debt or other derivative securities of the Company (ii) the Company has recently filed on August 15, 2016 a preliminary S-1 registration statement (333-213144) regarding a proposed unit financing for which the final size of the offering and terms of the securities have not been negotiated and are not settled at this time. Such securities would be offered at a price negotiated at arm’s length under the current market conditions at the time of pricing.

We anticipate that the offering, if conducted, will be an offering of common stock, warrants or a combination thereof. The offering will be made to third party investors, likely pursuant to a best efforts placement agency agreement with a FINRA-registered broker dealer. As of the date of this Proxy Statement, the size, pricing and other terms of the offering have not been determined and there can be no guarantee that we will be able to complete the offering.

We do not believe that we currently have sufficient available capital to fully execute our current strategy through December 31, 2016, particularly if we are required to pay cash penalties for the failure to settle the conversions of the 2015 Notes or the holders of the 2015 Notes defer amortization payments thereby delaying the release of cash from our restricted accounts.

Our current strategy involves significant efforts to expand our customer base and increase our number of available tests and assays. To potentially become profitable, we will need to significantly increase our revenues. We do not expect that sales will increase sufficiently to cover our total costs of operations in 2016 or 2017. We believe additional funding will be required in the near term. It is likely that such funding would require authorized shares beyond what is currently authorized without effecting either the Authorized Share Increase or the Reverse Stock Split. This Proxy Statement does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities.

Approval of the Authorized Share Increase will provide us with the necessary flexibility to raise capital and restructure our capital using equity, if and when the opportunities arise.

If the Authorized Share Increase is approved and we engage in one or more transactions involving the issuance of our equity securities, current stockholders of the Company may be substantially diluted as a result of such future issuances. The amount of potential dilution will be even greater if the Reverse Stock Split is approved and implemented by the Board. See “Proposal IV — Reverse Stock Split” above.

What amendments are being made to the Certificate of Incorporation?

The first paragraph of Article IV.A of the Certificate of Incorporation which currently reads as follows:

“ARTICLE IV.A

The total number of shares of capital stock the Corporation is authorized to issue is Two Hundred and Five Million (205,000,000) shares, consisting of Two Hundred Million (200,000,000) shares of common stock, par value $0.0001 per share (the “Common Stock”), and Five Million (5,000,000) shares of preferred stock, par value $0.001 per share (“Preferred Stock”).”

shall be amended to read as follows:

“ARTICLE IV.A

The total number of shares of capital stock the Corporation is authorized to issue is Three Hundred and Fifty-Five Million (355,000,000) shares, consisting of Three Hundred and Fifty Million (350,000,000) shares of common stock, par value $0.0001 per share (the “Common Stock”), and Five Million (5,000,000) shares of preferred stock, par value $0.001 per share (“Preferred Stock”).”

Does the Board recommend approval of the Authorized Share Increase?

Yes. After considering the entirety of the circumstances, the Board has unanimously concluded that the Authorized Share Increase is in the best interests of the Company and its stockholders and the Board unanimously recommends that the Company’s stockholders vote in favor of the Authorized Share Increase.

What vote is required to approve the Authorized Share Increase?

The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock is required to amend our Certificate of Incorporation to effect the Authorized Share Increase. Failures to vote, abstentions and broker “non-votes”, if any, will be the equivalent of a vote AGAINST this proposal.

IF OUR STOCKHOLDERS DO NOT APPROVE THE AUTHORIZED SHARE INCREASE, THE BOARD BELIEVES THAT THE LONG-TERM FINANCIAL VIABILITY OF THE COMPANY COULD BE THREATENED DUE TO (I) THE PENALTIES INCURRED FROM FAILURE TO SETTLE THE CONVERSION OF THE 2015 NOTES AND 2016 NOTES AND (II) THE COMPANY’S INABILITY TO CONSUMMATE FUTURE EQUITY OFFERINGS TO MEET ITS ONGOING EXPENSES. SOME OF THESE CONSEQUENCES MAY BE MITIGATED IF THE REVERSE STOCK SPLIT IS APPROVED AND IMPLEMENTED.

Possible Anti-Takeover Implications of the Authorized Share Increase

The Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device. As indicated above, the purpose of the Authorized Share Increase is to ensure that we have sufficient authorized Common Stock to, among other things, consummate future equity financings and attempt to mitigate risk in connection with the conversion of the 2015 Notes and 2016 Notes. However, the Company’s authorized but unissued shares of Common Stock could (within the limits imposed by applicable law, regulation and NASDAQ rules) be issued in one or more transactions that could make a change of control more difficult and therefore more unlikely.

Our Board did not propose the Authorized Share Increase in response to any effort known to our Board to accumulate Common Stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. Further, our Board does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation that could be construed as limiting the ability of third parties to take over or effect a change of control.

The issuance in the future of additional authorized shares of Common Stock may have the effect of diluting the earnings or loss per share and book value per share, as well as the ownership and voting rights of the holders of our then-outstanding shares of Common Stock. In addition, an increase in the number of authorized but unissued shares of Common Stock may have a potential anti-takeover effect, as our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control us. The Authorized Share Increase is not being recommended by our Board as part of an anti-takeover strategy.

No Effect on Authorized Preferred Stock

Pursuant to our Certificate of Incorporation, our capital stock consists of a total of 205,000,000 authorized shares, of which 200,000,000 shares, par value $0.0001 per share, are designated as Common Stock and 5,000,000 shares, par value $0.001 per share, are designated as preferred stock. The proposed Authorized Share Increase would not impact the total authorized number of shares of preferred stock or the par value of the preferred stock.

Effect on Dividends

The payment of dividends, including the timing and amount dividends, must be made in accordance with our Certificate of Incorporation and the requirements of the DGCL. We cannot assure you that any dividends will be paid in the future on the shares of Common Stock. Any declaration and payment of future dividends to holders of our Common Stock will be at the discretion of our Board and will depend on many factors, including our financial condition, earnings, capital requirements, level of indebtedness, statutory future prospects and contractual restrictions applicable to the payment of dividends, and other considerations that our Board deems relevant.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock or any other of our securities.

Reservation of Right to Delay the Filing of, or Abandon the Authorized Share Increase

We reserve the right to delay the filing of, or abandon, the Authorized Share Increase without further action by our stockholders at any time before December 31, 2016, even if the Authorized Share Increase has been approved by our stockholders at the Special Meeting. By voting in favor of the Authorized Share Increase, you are expressly also authorizing our Board to delay (until December 31, 2016) or abandon the Authorized Share Increase if it determines, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

The Board will consider whether the Reverse Stock Split (see Proposal IV above) is approved and implemented in determining whether to effect the Authorized Share Increase.

Effective Date

Delaware law and our Certificate of Incorporation require stockholder approval of the amendment effecting the Authorized Share Increase. If the amendment is approved by a majority of the outstanding shares entitled to vote thereon and our Board determines to proceed with the Authorized Share Increase, we will amend Article IV.A to increase the number of authorized Common Stock as described above. The Authorized Share Increase will become effective upon the filing of the Authorized Share Increase with the Delaware Secretary of State. The only change in our Certificate of Incorporation to effect the Authorized Share Increase would be the numeric change required to reflect the increase of the number of authorized shares of our Common Stock.

No Dissenters’ Rights

Our stockholders are not entitled to dissenters’ rights in connection with the Authorized Share Increase. Furthermore, we do not intend to independently provide our stockholders with any such rights.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO EFFECT THE AUTHORIZED SHARE INCREASE.

PROPOSAL VI — ACCOUNTANT APPOINTMENT PROPOSAL

General

On July 1, 2016, Mantyla McReynolds, LLC, the Company’s independent registered public accountants, merged with BDO USA, LLP on July 1, 2016. As a result of this transaction, on July 14, 2016, we received notice that instead of Mantyla McReynolds, LLC, BDO USA, LLC would now stand for reappointment as the Company’s independent registered public accountants for the fiscal year ending December 31, 2016. Effective July 18, 2016, the Company, after review and approval of the Company’s Audit Committee, appointed BDO USA, LLC as the Company’s new independent registered public accounting firm for and with respect to the fiscal year ending December 31, 2016.

Mantyla McReynolds, LLC’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2015 and 2014 contained an emphasis paragraph that raised substantial doubt about its ability to continue as a going concern. Other than the going concern matter, the reports of Mantyla on the financial statements of the Company for the fiscal years ended December 31, 2015 and 2014 did not contain any other adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2015 and 2014 and through July 14, 2016, there were no disagreements between the Company and Mantyla on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mantyla, would have caused Mantyla to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements. During the Company’s past fiscal years ended December 31, 2014 and 2015 and the interim period through July 14, 2016, Mantyla did not advise the Company of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recently completed fiscal years and through the date of engagement of BDO USA, LLP, neither the Company nor anyone on behalf of the Company consulted with BDO USA, LLP regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

We are asking the stockholders to ratify the selection BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2016. Mantyla McReynolds LLC audited the Company’s financial statements for the fiscal years ended December 31, 2015 and 2014. Even if the selection is ratified, the Board or Audit Committee, in their discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year we determine that such change would be in the best interest of the Company and its stockholders.

Representatives from BDO USA, LLP are not expected to be present at the annual meeting, however, if they are present they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table presents fees for professional services rendered by Mantyla McReynolds LLC each of the last two fiscal years for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-Q, and fees billed for other services rendered by Mantyla McReynolds LLC during those periods.

	2015	2014
Audit Fees(1)	$205,771	$160,871
Audit-Related Fees(2)	154,925	54,167
All Other Fees	—	—
Total	$360,696	$215,038

(1)	Audit Fees consist of fees billed for the audit of the Company’s annual financial statements included in Form 10-K and services in connection with the Company’s various statutory and regulatory filings. Audit fees also include fees related to the reviews of interim financial information included in Forms 10-Q.
(2)	Audit-Related Fees consist of fees billed for consent or comfort letter procedures performed in conjunction with the Company filing a registration statement or completing financial transactions during the respective fiscal years.

Pre-approval Policies

Our policy has been for the Audit Committee to pre-approve all audit, audit-related and non-audit services performed by our independent auditors and to subsequently review the actual fees and expenses paid to our independent auditors. Accordingly, the Audit Committee pre-approved all audit, audit-related and non-audit services performed by our independent auditors and subsequently reviewed the actual fees and expenses paid to Mantyla McReynolds LLC. The Audit Committee has determined that the fees paid to Mantyla McReynolds LLC for services are compatible with maintaining Mantyla McReynolds LLC’s independence as our auditors.

What vote is required to approve the Accountant Approval Proposal?

A majority of the votes present in person or represented by proxy at the Annual Meeting is required to approve the proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the vote for this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF BDO USA, LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the proposal.

PROPOSAL VII — ADJOURNMENT PROPOSAL

Introduction

If at the Annual Meeting the number of shares of Common Stock present or represented and voting in favor of either the Series E Warrant Exchange Proposal, the NASDAQ 20% Issuance Proposal, the Reverse Stock Split and/or the Authorized Share Increase is insufficient to approve the Series E Warrant Exchange Proposal, the NASDAQ 20% Issuance Proposal, the Reverse Stock Split and/or the Authorized Share Increase, management may move to adjourn, postpone or continue the Annual Meeting in order to enable the Board to continue to solicit additional proxies in favor of the Series E Warrant Exchange Proposal, the NASDAQ 20% Issuance Proposal, the Reverse Stock Split and/or the Authorized Share Increase.

In this Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If the stockholders approve the Adjournment Proposal, we could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Series E Warrant Exchange Proposal, the NASDAQ 20% Issuance Proposal, the Reverse Stock Split and/or the Authorized Share Increase. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against the Series E Warrant Exchange Proposal, the NASDAQ 20% Issuance Proposal, the Reverse Stock Split and/or the Authorized Share Increase have been received, we could adjourn, postpone or continue the Special Meeting without a vote on the Series E Warrant Exchange Proposal, the NASDAQ 20% Issuance Proposal, the Reverse Stock Split and/or the Authorized Share Increase and seek to convince the holders of those shares to change their votes to votes in favor of the Series E Warrant Exchange Proposal, the NASDAQ 20% Issuance Proposal, the Reverse Stock Split and/or the Authorized Share Increase.

What vote is required to approve the Adjournment Proposal?

The Adjournment Proposal will be approved if a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting votes FOR the proposal. Accordingly, abstentions and broker non-votes, if any, will be counted as votes AGAINST the Adjournment Proposal. No proxy that is specifically marked AGAINST the Series E Warrant Exchange Proposal, the NASDAQ 20% Issuance Proposal, the Reverse Stock Split and/or the Authorized Share Increase will be voted in favor of the Adjournment Proposal, unless it is specifically marked FOR the discretionary authority to adjourn, postpone or continue the Annual Meeting to a later date.

Why am I being asked to vote on the Adjournment Proposal?

The Board believes that if the number of shares of Common Stock present or represented at the Annual Meeting and voting in favor of the the Series E Warrant Exchange Proposal, the NASDAQ 20% Issuance Proposal, the Reverse Stock Split and/or the Authorized Share Increase are insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve the amendment.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

The Company is unaware of any business, other than described in this Proxy Statement that may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

To assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please promptly indicate your choices via the internet, by phone or by mail, according to the procedures described on the proxy card. The submission of a proxy via the internet, by phone or by mail does not prevent you from attending and voting at the Annual Meeting.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the “SEC”). Any interested party may inspect information filed by the Company, without charge, at the public reference facilities of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Public Reference Section of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. In addition, the SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.

The Company’s Common Stock is listed on The NASDAQ Capital Market and trades under the symbol “GBSN”.

APPENDICES

APPENDIX A	Form of Proxy Card
APPENDIX B	Schedule of Buyers of Notes and Series H Warrants
APPENDIX C	Certificate of Amendment to Certificate of Incorporation regarding the Reverse Stock Split and the Authorized Share Increase

By Order of the Board of Directors,

/s/ Ryan Ashton
Ryan Ashton
President and Chief Executive Officer

August 22, 2016

Please sign and return the enclosed form of proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

GREAT BASIN SCIENTIFIC

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E12912-P82255

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GREAT BASIN SCIENTIFIC, INC.

The Board of Directors recommends you vote **FOR all Proposals** listed below.

Nominees:

	For	Withhold
1a. Sam Chawla	☐	☐
1b. Ronald Labrum	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

NOTE: In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, except as limited by applicable law.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

E12913-P82255

GREAT BASIN SCIENTIFIC

ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 12, 2016

(This Proxy is Solicited by the Board of Directors)

The undersigned hereby appoints Ryan Ashton and Jeffrey Rona, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Great Basin Scientific, Inc. (the "Company") held of record by the undersigned on August 9, 2016 at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Dorsey & Whitney LLP, 1400 Wewatta Street, Suite 400, Denver, Colorado 80202 at 1:00 p.m. Mountain Time, on Monday, September 12, 2016 and at any adjournments or postponements thereof. Directions to the facility in order to attend the Annual Meeting may be obtained by going to http://client.irwebkit.com/gbscience.

The undersigned also acknowledges receipt of the Notice of the Annual Meeting of Stockholders, the proxy statement and the annual report on Form 10-K for the year ended December 31, 2015, which were furnished with this proxy.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR the director nominees listed in Proposal 1 and FOR Proposals 2, 3, 4, 5, 6 and 7.**

HOLDERS OF COMMON STOCK SHOULD VOTE ON ALL PROPOSALS.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

APPENDIX B

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)
Buyer	Address and Facsimile Number	Aggregate Principal Amount of Notes	Number of Warrant Shares	Purchase Price	Company Purchase Price	Restricted Account Purchase Price	Legal Representative’s Address and Facsimile Number
Hudson Bay Master Fund Ltd.	777 Third Avenue, 30th Floor New York, NY 10017 Attention: Yoav Roth George Antonopoulos Facsimile: 646-214-7946 Telephone: 212-571-1244 Residence: Cayman Islands E-mail: investments@hudsonbaycapital.com operations@hudsonbaycapital.com\	$57,815,941.18	43,361,956	$52,419,786.67	$4,625,259.88	$47,794,526.79	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376
CVI Investments, Inc.	c/o Heights Capital Management, Inc. 101 California Street, Suite 3250 San Francisco, CA 94111 United States of America Attention: Sam Winer Facsimile: (415) 403-6525 Telephone: (415) 403-6500 Residence: Cayman Islands	$4,500,000.00	3,375,000	$4,080,000.00	$359,998.80	$3,720,001.20
Empery Asset Master Ltd.	c/o Empery Asset Management LP 1 Rockefeller Plaza Suite 1205 New York, NY 10020 Attention: Ryan Lane Telephone: 212-608-3300 Residence: Cayman Islands Email: notices@emperyam.com	$1,918,000.00	1,438,500	$1,738,986.67	$153,439.49	$1,585,547.18
Empery Tax Efficient, LP	c/o Empery Asset Management LP 1 Rockefeller Plaza Suite 1205 New York, NY 10020 Attention: Ryan Lane Telephone: 212-608-3300 Residence: State of Delaware Email: notices@emperyam.com	$891,000.00	668,250	$807,840.00	$71,279.76	$736,560.24
Empery Tax Efficient II, LP	c/o Empery Asset Management LP 1 Rockefeller Plaza Suite 1205 New York, NY 10020 Attention: Ryan Lane Telephone: 212-608-3300 Residence: State of Delaware Email: notices@emperyam.com	$1,603,000.00	1,202,250	$1,453,386.67	$128,239.57	$1,325,147.10
Sabby Healthcare Master Fund, Ltd.	10 Mountainview Road, Suite 205 Upper Saddle River, NJ 07458 Attention: Robert Grundstein, COO and General Counsel Residence: Cayman Islands Telephone: (646) 307-4527 Cellphone (201) 993-9426 Email: rgrundstein@sabbycapital.com	$6,617,647.06	4,963,235	$6,000,000.00	$529,410.00	$5,470,590.00
Brio Capital Master Fund Ltd.	Brio Capital Master Fund, Ltd. 100 Merrick Road, Suite 401W Rockville Centre, NY 11570 Attn: Shaye Hirsch shaye@briocapital.com	$1,654,411.76	1,240,809	$1,500,000.00	$132,352.50	$1,367,647.50
Total		$75,000,000.00	56,250,000	$68,000,000.01	$5,999,980.00	$62,000,020.01

APPENDIX C

CERTIFICATE OF AMENDMENT
TO THE
SEVENTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GREAT BASIN SCIENTIFIC, INC.

Great Basin Scientific, Inc. (the “Corporation”), a corporation duly organized and existing under the Delaware General Corporation Law (the “DGCL”), does hereby certify that:

First.  The amendment to the Corporation’s Seventh Amended and Restated Certificate of Incorporation, as amended, set forth below was duly adopted by the Board of Directors at a meeting in accordance with the provisions of Section 242 of the DGCL and was approved by the stockholders at a special meeting of the Corporation’s stockholders, duly called and held upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were vote in favor of the amendment.

Second.  The Seventh Amended and Restated Certificate of Incorporation, as amended, is hereby amended by adding the following after the first paragraph of Article IV.A:

“Upon the effectiveness of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, every [number of shares] shares of the Corporation’s issued and outstanding Common Stock, par value $0.001 per share, that are issued and outstanding immediately prior to [date] shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, par value $0.001 per share, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Common Stock pursuant to the provisions of this Article, such stockholder shall receive one whole share of Common Stock in lieu of such fractional share and no fractional shares shall be issued.”

Second.  Article IV.A of the Seventh Amended and Restated Certificate of Incorporation, as amended, is hereby amended to read as follows:

“The total number of shares of capital stock the Corporation is authorized to issue is Three Hundred and Fifty-Five Million (355,000,000) shares, consisting of Three Hundred and Fifty Million (350,000,000) shares of common stock, par value $0.0001 per share (the “Common Stock”), and Five Million (5,000,000) shares of preferred stock, par value $0.001 per share (“Preferred Stock”).”

Third.  Except as herein amended, the Corporation’s Seventh Amended and Restated Certificate of Incorporation, as amended, shall remain in full force and effect.

Fourth.  The Effective Time of this Amendment will be [    ] at 12:01 a.m. Eastern Time.

[Signature Page Follows]

C-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by a duly authorized officer on this [    ] day of [           ], 2016.

GREAT BASIN SCIENTIFIC, INC.

By:

Its:

C-2